Exhibit 5

1.Semi-annual consolidated financial statements and other information.
   (1) Semi-annual consolidated financial statements
     1 Semi-annual consolidated balance sheets

------------------------------------------------------------------------------------------------------------------------------
                                           FY2003 semi-annual           FY2004 semi-annual          FY2003 selected data
                                           September 30, 2002           September 30, 2003             March 31, 2003
------------------------------------------------------------------------------------------------------------------------------
              Item              Notes       Yen in millions   Percent  Yen in millions    Percent   Yen in millions    Percent
                                                                age                         age                          age
------------------------------------------------------------------------------------------------------------------------------
  (Assets)
  1 Current assets
    1 Cash and deposits                           1,042,984                            -                       620,870
    2 Trade notes and                             1,317,877                            -                     1,583,393
        accounts receivable
    3 Marketable securities                       1,447,001                            -                     1,661,978
    4 Inventories                                   986,311                            -                     1,072,947
    5 Installment credits                         3,480,274                            -                     3,430,444
        from dealers
    6 Short-term loans           *3               1,260,688                            -                     1,558,161
    7 Deferred income taxes                         383,622                            -                       413,039
    8 Other current assets                          812,948                            -                       826,442
    9 Less: allowance for                          (120,339)                           -                      (147,670)
        doubtful accounts
                                               -------------                   -----------                -------------
      Total current assets                       10,611,370   53.2                     -      -             11,019,607   53.1
  2 Fixed assets
   (1) Property, plant and       *1
        equipment
    1 Buildings and structures                    1,215,000                            -                     1,253,674
    2 Machinery and equipment                     1,174,074                            -                     1,163,778
    3 Vehicles and delivery      *2               1,237,833                            -                     1,238,252
        equipment
    4 Land                                        1,078,622                            -                     1,097,189
    5 Construction in progress                      268,288                            -                       232,966
    6 Other property, plant                         433,430                            -                       521,123
        and equipment
                                               -------------                --------------                -------------
       Total property, plant                      5,407,249   27.1                     -      -              5,506,985   26.6
         and equipment
  (2) Intangible fixed assets
       Software                                       4,116                            -                         5,123
                                               -------------                --------------                -------------
      Total intangible fixed                          4,116    0.0                     -      -                  5,123    0.0
         assets
  (3) Investments and other
       assets
    1 Investments in                              2,599,479                            -                     2,695,939
        securities
    2 Long-term loans                               727,049                            -                       757,922
    3 Deferred income taxes                         327,816                            -                       446,123
    4 Other investments and                         299,042                            -                       335,618
        other assets
    5 Less: allowance for                           (19,187)                           -                       (24,934)
        doubtful accounts
                                               -------------                --------------                -------------
      Total investments and                       3,934,200   19.7                     -      -              4,210,669   20.3
         other assets
                                               -------------                --------------                -------------
      Total fixed assets                          9,345,567   46.8                     -      -              9,722,778   46.9

                                               -------------                --------------                -------------
      Total assets                               19,956,937  100.0                     -      -             20,742,386  100.0
                                               -------------                --------------                -------------
                                       -1-

------------------------------------------------------------------------------------------------------------------------------
                                           FY2003 semi-annual           FY2004 semi-annual          FY2003 selected data
                                           September 30, 2002           September 30, 2003             March 31, 2003
------------------------------------------------------------------------------------------------------------------------------
              Item              Notes       Yen in millions   Percent  Yen in millions    Percent   Yen in millions    Percent
                                                                age                         age                          age
------------------------------------------------------------------------------------------------------------------------------
  (Liabilities)
  1 Current liabilities
    1 Trade notes and                             1,420,607                            -                     1,582,245
        accounts payable
    2 Current portion of bonds                    1,008,708                            -                     1,124,035
    3 Short-term borrowings                       1,042,581                            -                       966,243
    4 Commercial papers                           1,102,701                            -                     1,080,613
    5 Accrued expenses and
        other accounts                            1,170,114                            -                     1,356,294
        payables
    6 Income taxes payable                          309,352                            -                       317,194
    7 Deferred income taxes                           1,391                            -                         1,570
    8 Allowance for product                         240,397                            -                       244,552
        warranties
    9 Allowance for employee                         35,679                            -                        36,026
        bonus
   10 Other current                                 833,916                            -                       848,764
       liabilities
                                               -------------                --------------                -------------
      Total current                               7,165,451   35.9                     -      -              7,557,541   36.4
       liabilities
  2 Long-term liabilities
    1 Bonds                                       3,231,027                            -                     3,520,344
    2 Long-term debt                                467,989                            -                       573,767
    3 Deferred income taxes                         338,381                            -                       410,330
    4 Allowance for                                 674,750                            -                       639,708
        retirement benefits
    5 Other long-term                                96,184                            -                        84,218
        liabilities
                                               -------------                --------------                -------------
      Total long-term                             4,808,334   24.1                     -      -              5,228,369   25.2
       liabilities
                                               -------------                --------------                -------------
      Total liabilities                          11,973,785   60.0                     -      -             12,785,911   61.6

  (Minority interest in
    consolidated subsidiaries)
      Minority interest in
       consolidated                                 472,094    2.4                     -      -                496,207    2.4
       subsidiaries

  (Shareholders' equity)
  1 Common stock                                    397,049    2.0                     -      -                397,049    1.9
  2 Capital surplus                                 415,769    2.1                     -      -                418,401    2.0
  3 Retained earnings                             6,884,863   34.5                     -      -              7,219,896   34.8
  4 Unrealized gains on other                       151,609    0.7                     -      -                 78,630    0.4
      securities, net
  5 Translation adjustments                         (83,968)  (0.4)                    -      -               (112,350)  (0.5)
  6 Less: treasury stock                           (254,265)  (1.3)                    -      -               (541,360)  (2.6)
                                               -------------                --------------                -------------
      Total shareholders'                         7,511,057   37.6                     -      -              7,460,267   36.0
       equity

                                               -------------                --------------                -------------
      Total liabilities,                         19,956,937  100.0                     -      -             20,742,386  100.0
         minority interest in
         consolidated
         subsidiaries and
         shareholders' equity
                                               -------------                --------------                -------------

--------------------------------------------------------------------------------------------------------------------
                                                                                FY2004 semi-annual
                                                                                September 30, 2003
--------------------------------------------------------------------------------------------------------------------
                         Item                           Notes               Yen in millions             Percentage
--------------------------------------------------------------------------------------------------------------------
    (Assets)
    1 Current assets
      1 Cash and cash equivalents                                              1,243,211
      2 Time deposits                                                             43,086
      3 Marketable securities                          4                         787,715
      4 Trade accounts and notes receivable, less
        allowance for doubtful accounts of 34,480
        million yen                                                            1,290,688
      5 Finance receivables, net                                               2,242,227
      6 Other receivables                                                        471,139
      7 Inventories                                                            1,059,824
      8 Deferred income taxes                                                    400,218
      9 Prepaid expenses and other current assets                                566,475
                                                                             -----------------
        Total current assets                                                    8,104,583              39.0
    2 Noncurrent finance receivables, net                                       3,026,614              14.6
    3 Investments and other assets
      1 Marketable securities and other securities     4                       2,269,829
          investments
      2 Affiliated companies                                                    1,245,596
      3 Employees receivables                                                      26,023
      4 Other                                                                     703,915
                                                                             -----------------
      Total investments and other assets                                        4,245,363              20.4
    4 Property, plant and equipment
      1 Land                                                                    1,134,538
      2 Buildings                                                               2,775,775
      3 Machinery and equipment                                                 7,652,074
      4 Vehicles and equipment on operating leases     5                        1,556,037
      5 Construction in progress                                                  195,355
                                                                             -----------------
        Sub total                                                              13,313,779
      6 Less - Accumulated depreciation                                        (7,913,219)
                                                                             -----------------
        Total property, plant and equipment                                     5,400,560              26.0
                                                                             -----------------
        Total assets                                                           20,777,120             100.0
                                                                             -----------------

--------------------------------------------------------------------------------------------------------------------
                                                                                FY2004 semi-annual
                                                                                September 30, 2003
--------------------------------------------------------------------------------------------------------------------
                         Item                           Notes               Yen in millions             Percentage
--------------------------------------------------------------------------------------------------------------------
    (Liabilities)
    1 Current liabilities
      1 Short-term borrowings                                                  1,999,453
      2 Current portion of long-term debt                                      1,135,297
      3 Accounts payable                                                       1,563,774
      4 Other payables                                                           633,646
      5 Accrued expenses                                                       1,054,127
      6 Income taxes payable                                                     267,244
      7 Other current liabilities                                                420,324
                                                                             -----------------
        Total current liabilities                                               7,073,865              34.0
    2 Long-term liabilities
      1 Long-term debt                                                         4,108,804
      2 Accrued pension and severance costs                                    1,112,900
      3 Deferred income taxes                                                    413,455
      4 Other long-term liabilities                                               68,089
                                                                             -----------------
        Total long-term liabilities                                            5,703,248              27.5
                                                                             -----------------
        Total liabilities                                                     12,777,113              61.5
    (Minority interest in consolidated subsidiaries)
     Minority interest in consolidated subsidiaries                              427,533               2.1
    (Shareholders' equity)
    1 Common stock, no par value,
        authorized:
        9,740,185,400 shares
        issued:
        3,609,997,492 shares                                                     397,050               1.9
    2 Additional paid-in capital                                                 493,790               2.4
    3 Retained earnings                                                        7,756,473              37.3
    4 Accumulated other comprehensive loss                                      (476,553)             (2.3)
    5 Treasury stock, at cost                                                   (598,286)             (2.9)
      212,015,180 shares
                                                                             -----------------
        Total shareholders' equity                                             7,572,474              36.4
    (Commitments and contingencies)                         8
                                                                             -----------------
        Total liabilities, minority interest in
        consolidated subsidiaries and shareholders'
        equity                                                                20,777,120             100.0
                                                                             -----------------


     2 Semi-annual consolidated statements of income

-----------------------------------------------------------------------------------------------------------------------------------
                                            FY2003 semi-annual                  FY2004 semi-annual           FY2003 selected data
                                          April 1, 2002 through                April 1, 2003 through        April 1, 2002 through
                                            September 30, 2002                   September 30, 2003             March 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
              Item              Notes  Yen in millions           Percent     Yen in millions  Percent    Yen in millions    Percent
                                                                   age                           age                          age
-----------------------------------------------------------------------------------------------------------------------------------
  1 Net revenues                                   7,886,681      100.0               -           -              16,054,290  100.0
  2 Cost of revenues                               5,933,485       75.2               -           -              12,156,140   75.7
                                                   ------------                 ------------                    -----------
      Gross profit                                 1,953,196       24.8               -           -               3,898,149   24.3
  3 Selling, general and
      administrative expenses
     1 Freight and                        104,463                           -                          212,364
         transportation charges
     2 Selling expenses                   179,301                           -                          354,998
     3 Advertisement                      136,710                           -                          327,793
     4 Provision for product              102,738                           -                          199,777
         warranties
     5 Salaries and wages                 310,529                           -                          649,620
     6 Provision for                       22,180                           -                           25,452
         employee bonus
     7 Net periodic pension                21,348                           -                           43,869
         cost
     8 Depreciation and                    43,814                           -                           94,975
         amortization
     9 Provision for                       47,097                           -                          124,011
         doubtful accounts
    10 Amortization of                     10,711                           -                           13,498
         goodwill
    11 Other                              243,471  1,222,368       15.5     -         -           -    488,107    2,534,469   15.8
                                      ----------------------     -----------------------            -----------------------
      Operating income                               730,827        9.3               -           -               1,363,679    8.5
  4 Non-operating income
     1 Interest income                     23,072                           -                           43,278
     2 Dividend income                      6,466                           -                           10,002
     3 Gains on sales of                    1,767                           -                           12,641
       securities
     4 Gains on foreign                     5,533                           -                           27,687
         exchange
     5 Equity in earnings of               51,627                           -                           81,966
         affiliates
     6 Other                               67,403    155,871        2.0     -         -           -    120,523      296,100    1.8
                                      -----------                       ------------                 ---------
  5 Non-operating expenses
     1 Interest expenses                   15,426                           -                           28,687
     2 Interests on                           459                           -                              859
         commercial papers
     3 Losses on disposal of               25,820                           -                           53,863
         fixed assets
     4 Unrealized holding                   2,034                           -                           55,273
         losses on securities
     5 Reductions of
         acquisition cost of                  547                           -                              331
         fixed assets
     6 Donations                            3,806                           -                           11,733
     7 Other                               44,575     92,671        1.2     -         -           -     95,026      245,775    1.5
                                      ----------------------            -------------------         -----------------------
      Ordinary income                                794,028       10.1               -           -               1,414,003    8.8
  6 Extraordinary gains
      Gains on return of
         substitutional
         portion of employees'
         pension fund                     186,050    186,050        2.3     -         -           -    235,314      235,314    1.5
                                      ----------------------            -------------------         -----------------------
      Income before income                           980,078       12.4               -           -               1,649,318   10.3
       taxes and minority
       interest in
       consolidated
       subsidiaries
      Income taxes - current              334,162                           -                          617,556
      Income taxes - deferred              59,338    393,500        5.0     -         -           -     33,237    650,794    4.1
                                      -----------                       ------------               -----------
      Minority interest in                            32,780        0.4               -           -                53,852    0.3
       consolidated
       subsidiaries
                                                ------------            ------------                           ------------
      Net income                                     553,797        7.0               -           -               944,671    5.9
                                                ------------                        ------                     ------------

------------------------------------------------------------------------------------------------------------------
                                                                              FY2004 semi-annual
                                                                            April 1, 2003 through
                                                                              September 30, 2003
------------------------------------------------------------------------------------------------------------------
                         Item                         Notes               Yen in millions             Percentage
------------------------------------------------------------------------------------------------------------------
1 Net revenues
  1 Sales of products                                                         7,861,781
  2 Financing operations                                                        362,460
                                                               -----------------------------------
      Total net revenues                                                      8,224,241                  100.0
2 Costs and expenses
  1 Cost of products sold                                                     6,274,364
  2 Cost of financing operations                   7                            191,361
  3 Selling, general and administrative                                         990,747
                                                               -----------------------------------
      Total costs and expenses                                                7,456,472                   90.7
                                                               -----------------------------------
     Operating income                                                           767,769                    9.3
3 Other income (expense)
  1 Interest and dividend income                                                 28,779
  2 Interest expense                                                            (12,210)
  3 Foreign exchange gain, net                     7                             26,597
  4 Other income, net                                                             1,078
                                                               -----------------------------------
      Total other income                                                         44,244                    0.6
                                                               -----------------------------------
      Income before income taxes, minority interest                             812,013                    9.9
       and equity in earnings of affiliated companies
      Provision for income taxes                                                309,931                    3.8
                                                               -----------------------------------
                                                               -----------------------------------
      Income before minority interest and equity in                             502,082                    6.1
       earnings of affiliated companies
                                                               -----------------------------------
      Minority interest in consolidated subsidiaries                            (18,615)                  (0.2)
      Equity in earnings of affiliated companies                                 40,933                    0.5
                                                               -----------------------------------
      Net income                                                                524,460                    6.4
                                                               -----------------------------------


                                                                      (Yen)
---------------------------------------------------------------------------
  Net income per common share
      Basic                                       153.36
      Diluted                                     153.35
  Interim cash dividends per common share          20.00
---------------------------------------------------------------------------

3 Semi-annual consolidated statements of capital surplus and retained earnings and semi-annual consolidated statements of shareholders' equity

 (Semi-annual consolidated statements of capital surplus and retained earnings)

---------------------------------------------------------------------------------------------------------------------
                                            FY2003 semi-annual       FY2004 semi-annual             FY2003
                                           April 1, 2002 through    April 1, 2003 through    April 1, 2002 through
                                            September 30, 2002       September 30, 2003         March 31, 2003
---------------------------------------------------------------------------------------------------------------------
               Item                Notes      Yen in millions          Yen in millions          Yen in millions
---------------------------------------------------------------------------------------------------------------------
(Capital surplus)
1 Capital surplus at beginning
    of period
      Capital reserve at                    415,150      415,150           -            -     415,150      415,150
       beginning of period
                                         ----------               ----------              -----------
2 Increase in capital surplus
  1 Gain on disposal of                         619                        -                    1,430
     treasury stock
  2 Increase resulting from                       -          619           -            -       1,820        3,251
     exchange of shares
                                         ----------------------------------------------------------------------------
3 Capital surplus at end of                              415,769                        -                  418,401
    period
                                                     -----------                ---------              -----------
(Retained earnings)
1 Retained earnings at beginning
      of period
    Consolidated earned
     surplus at beginning of
     period                               6,527,956    6,527,956           -            -   6,527,956    6,527,956
                                         ----------               ----------              -----------
2 Increase in retained earnings
  1 Net income                              553,797                        -                  944,671
  2 Increase resulting from
        decrease in consolidated              1,496                        -                    3,804
        subsidiaries
  3 Increase resulting from
        increase in affiliates
        accounted for under the
        equity method                           272      555,567           -            -         166      948,642
                                         ----------               ----------              -----------
3 Decrease in retained earnings
  1 Dividends                                53,342                        -                  109,330
  2 Bonuses to directors                      2,316                        -                    2,316
     and corporate auditors
  3 Decrease resulting from
     increase in consolidated                     9                        -                    2,062
     subsidiaries
  4 Decrease resulting from
     share retirement by the
     parent company                         142,992      198,660           -            -     142,992      256,702
                                         ----------------------------------------------------------------------------
4 Retained earnings at end of                          6,884,863                        -                7,219,896
    period                                           -----------                ---------              -----------


---------------------------------------------------------------------------------------------------------------------

     (Semi-annual consolidated statements of shareholders' equity)

----------------------------------------------------------------------------------------------------------------------
                                                                     FY2004 semi-annual
                                                           April 1,2003 through September 30,2003
----------------------------------------------------------------------------------------------------------------------
                                                                               Accumulated
                                                      Additional                  other        Treasury
               Item               Notes    Common      paid-in     Retained   comprehensive     stock,         Total
                                           stock       capital     earnings   income (loss)     at cost
----------------------------------------------------------------------------------------------------------------------
                                                                      Yen in millions
----------------------------------------------------------------------------------------------------------------------
  Balance at March 31, 2003                 397,050      493,790   7,301,795     (604,272)   (467,363)     7,121,000
                                        ------------------------------------------------------------------------------
  1 Comprehensive income:
   (1) Net income                                                    524,460                                 524,460
   (2) Other comprehensive income
         (loss),
     1 Foreign currency
         translation adjustments                                                 (112,479)                  (112,479)
     2 Unrealized gains (losses)
         on securities,
         net of reclassification                                                  228,270                    228,270
         adjustments
     3 Minimum pension liability                                                   11,928                     11,928
         adjustments
                                                                                                          ----------
   Total comprehensive income                                                                                652,179
                                                                                                          ----------
  2 Dividends paid                                                   (69,782)                                (69,782)
  3 Purchase and retirement of                                                               (130,923)      (130,923)
    common stock
                                        ------------------------------------------------------------------------------
  Balance at September 30, 2003             397,050      493,790   7,756,473     (476,553)   (598,286)     7,572,474
                                        ------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

4 Semi-annual consolidated statements of cash flows

---------------------------------------------------------------------------------------------------------------------
                                                 FY2003 semi-annual     FY2004 semi-annual    FY2003 selected data
                                                April 1, 2002 through  April 1, 2003 through  April 1, 2002 through
                                                  September 30, 2002     September 30, 2003       March 31, 2003
---------------------------------------------------------------------------------------------------------------------
                   Item                   Notes    Yen in millions        Yen in millions        Yen in millions
---------------------------------------------------------------------------------------------------------------------
1 Cash flows from operating activities
  1 Income before income taxes and
     minority interest in consolidated                   980,078                      -              1,649,318
     subsidiaries
  2 Depreciation                                         416,044                      -                851,634
  3 Losses on disposal of fixed                           25,820                      -                 53,863
     assets
  4 Decrease in allowance for                           (181,472)                     -               (113,478)
     retirement benefits
  5 Interest and dividend income                         (29,539)                     -                (53,280)
  6 Interest expenses                                     15,886                      -                 29,547
  7 Equity in earnings of                                (51,627)                     -                (81,966)
     affiliates
  8 Increase in trade notes and                         (143,035)                     -               (357,746)
     accounts receivable
  9 Increase in loans receivable
     of consolidated finance                             (98,704)                     -               (407,186)
        subsidiaries
 10 (Increase) decrease in                                 7,805                      -                (25,842)
       inventories
 11 Increase (decrease ) in                              (45,766)                     -                108,611
     trade notes and accounts payable
 12 Other                                                 (4,133)                     -                294,123
                                               ----------------------------------------------------------------------
                  Sub total                              891,355                      -              1,947,598
 13 Interests and dividends                               38,860                      -                 69,766
     received
 14 Interests paid                                       (15,574)                     -                (30,084)
 15 Income taxes paid                                   (382,641)                     -               (657,808)
---------------------------------------------------------------------------------------------------------------------
  Cash flows from operating activities                   532,001                      -              1,329,472
---------------------------------------------------------------------------------------------------------------------
2 Cash flows from investing activities
  1 Net increase in time deposits                        (11,248)                     -                (32,195)
  2 Purchases of marketable
     securities and investments in                      (483,502)                     -             (1,111,584)
     securities
  3 Proceeds from sales of
     marketable securities and                           107,632                      -                208,776
     investments in securities
 4  Proceeds on maturity of
     marketable securities and                           462,247                      -                723,981
     investments in securities
 5  Additions to property, plant
     and equipment (excluding vehicles                  (533,773)                     -             (1,012,803)
     for lease)
 6  Additions to vehicles for lease                     (256,877)                     -               (540,945)
 7  Proceeds from sales of
     property, plant and equipment                        31,605                      -                 64,074
     (excluding vehicles for lease)
 8  Proceeds from sales of                               126,598                      -                283,840
     vehicles for lease
 9  Other                                                 34,403                      -                 31,042
---------------------------------------------------------------------------------------------------------------------
  Cash flows from investing activities                  (522,914)                     -             (1,385,814)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 FY2003 semi-annual     FY2004 semi-annual    FY2003 selected data
                                                April 1, 2002 through  April 1, 2003 through  April 1, 2002 through
                                                  September 30, 2002     September 30, 2003       March 31, 2003
---------------------------------------------------------------------------------------------------------------------
                   Item                   Notes    Yen in millions        Yen in millions        Yen in millions
---------------------------------------------------------------------------------------------------------------------
3 Cash flows from financing activities
  1 Net decrease in short-term                        (72,158)                     -               (202,190)
     borrowings
  2 Net increase in commercial                        207,884                      -                179,453
     papers
  3 Proceeds from origination of                       49,762                      -                189,693
     long-term debt
  4 Payments for long-term debt                       (63,047)                     -               (144,933)
  5 Proceeds from issuance of bonds                   840,917                      -              1,564,564
  6 Payments for redemption of                       (498,603)                     -               (984,848)
     bonds
  7 Purchase of treasury stock                       (169,213)                     -               (454,611)
  8 Dividends paid                                    (53,342)                     -               (109,330)
  9 Other                                              (5,089)                     -                 (4,241)
---------------------------------------------------------------------------------------------------------------------
  Cash flows from financing activities                237,111                      -                 33,555
---------------------------------------------------------------------------------------------------------------------
4 Effect of exchange rate changes on                  (40,937)                     -                (42,098)
    cash and cash equivalents
---------------------------------------------------------------------------------------------------------------------
5 Net increase (decrease) in cash and                 205,261                      -                (64,884)
    cash equivalents
---------------------------------------------------------------------------------------------------------------------
6 Cash and cash equivalents at                      1,688,126                      -              1,688,126
    beginning of period
---------------------------------------------------------------------------------------------------------------------
7 Cash and cash equivalents at end of               1,893,387                      -              1,623,241
      period
                                               ----------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                       FY2004 semi-annual
                                                                                     April 1, 2003 through
                                                                                       September 30, 2003
--------------------------------------------------------------------------------------------------------------------
                                Item                                  Notes             Yen in millions
--------------------------------------------------------------------------------------------------------------------
1 Cash flows from operating activities
  1 Net income                                                                                   524,460
  2 Adjustments to reconcile net income to net cash provided by operating activities
      (1) Depreciation                                                                           475,938
      (2) Provision for doubtful accounts and credit losses                                       38,418
      (3) Pension and severance costs, less payments                                              33,957
      (4) Loss on disposal of fixed assets                                                        18,896
      (5) Unrealized losses on available-for-sale securities, net                                  2,697
      (6) Deferred income taxes                                                                   21,996
      (7) Minority interest in consolidated subsidiaries                                          18,615
      (8) Equity in earnings of affiliated companies                                             (40,993)
      (9) Changes in operating assets and liabilities                                             80,125
     (10) Other                                                                                  (61,185)
--------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                                1,112,924
--------------------------------------------------------------------------------------------------------------------
2 Cash flows from investing activities
  1 Additions to finance receivables                                                          (4,182,349)
  2 Collection of and proceeds from sales of finance                                           3,727,776
       receivables
  3 Additions to fixed assets excluding equipment leased to                                     (445,522)
     others
  4 Additions to equipment leased to others                                                     (298,454)
  5 Proceeds from sales of fixed assets excluding equipment                                       31,234
     leased to others
  6 Proceeds from sales of equipment leased to others                                            133,073
  7 Purchases of marketable securities and security                                           (1,137,863)
     investments
  8 Proceeds from sales of and maturity of marketable                                            705,614
     securities and security investments
  9 Decrease in time deposits                                                                     15,845
 10 Decrease in investments and other assets                                                         138
 11 Payments for additional investments in affiliated
     companies, net of cash acquired                                                             (18,876)
 12 Other                                                                                         (2,720)
--------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                                   (1,472,104)
--------------------------------------------------------------------------------------------------------------------
3 Cash flows from financing activities
  1 Purchases of common stock                                                                   (120,229)
  2 Proceeds from issuance of long-term debt                                                     700,149
  3 Payments of long-term debt                                                                  (622,709)
  4 Increase in short-term borrowings                                                            160,970
  5 Dividends paid                                                                               (69,782)
--------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                                   48,399
--------------------------------------------------------------------------------------------------------------------
  4 Effect of exchange rate changes on cash and cash equivalents                                 (38,036)
--------------------------------------------------------------------------------------------------------------------
  5 Net decrease in cash and cash equivalents                                                   (348,817)
--------------------------------------------------------------------------------------------------------------------
  6 Cash and cash equivalents at beginning of period                                           1,592,028
--------------------------------------------------------------------------------------------------------------------
  7 Cash and cash equivalents at end of period                                                 1,243,211
                                                                             ---------------------------------------

Significant matters for preparation of semi-annual consolidated financial statements

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
1. Scope of Consolidation                                                      1. Scope of Consolidation

     Number of consolidated                                                       Number of consolidated
     subsidiaries: 579                                                            subsidiaries: 581

     (1) Number of consolidated                                                   (1) Number of consolidated
        subsidiaries in Japan: 354                                                   subsidiaries in Japan: 355

      Tokyo Toyota Motor Co., Ltd.                                                 Tokyo Toyota Motor Co., Ltd.
      Tokyo Toyo-Pet Motor Sales                                                   Tokyo Toyo-Pet Motor Sales
       Co., Ltd.                                                                     Co., Ltd.
      Osaka Toyopet Co., Ltd.                                                      Osaka Toyopet Co., Ltd.
      Toyota Tokyo Corolla Co., Ltd.                                               Toyota Tokyo Corolla Co., Ltd.
      Hino Motors, Ltd.                                                            Hino Motors, Ltd.
      Toyota Motor Kyushu, Inc.                                                    Toyota Motor Kyushu, Inc.
      Daihatsu Motor Co., Ltd.                                                     Daihatsu Motor Co., Ltd.
      Toyota Motor Hokkaido, Inc.                                                  Toyota Motor Hokkaido, Inc.
      Toyota Auto Body Co., Ltd.                                                   Toyota Auto Body Co., Ltd.
      Kanto Auto Works, Ltd.                                                       Kanto Auto Works, Ltd.
      Araco Corporation                                                            Araco Corporation
      Toyota Financial Services                                                    Toyota Financial Services
       Corporation                                                                   Corporation
      Toyota Finance Corporation                                                   Toyota Finance Corporation
      Others                                                                       Others

     (2) Number of overseas                                                       (2) Number of overseas
        consolidated subsidiaries:                                                   consolidated subsidiaries:
        225                                                                          226

      Toyota Motor North America,                                                  Toyota Motor North America,
       Inc.                                                                          Inc.
      Toyota Motor Europe n.v./s.v.                                                Toyota Motor Europe n.v./s.v.
      Toyota Motor Sales, U.S.A.,                                                  Toyota Motor Sales, U.S.A.,
       Inc.                                                                          Inc.
      Toyota Motor Marketing Europe          -----------------------               Toyota Motor Marketing Europe
       n.v./s.a.                                                                     n.v./s.a.
      Toyota Deutschland G.m.b.H.                                                  Toyota Deutschland G.m.b.H.
      Toyota (GB) PLC                                                              Toyota France S.A.
      Toyota Motor Manufacturing,                                                  Toyota Motor Italia S.p.A.
       North America, Inc.                                                         Toyota (GB) PLC
      Toyota Motor Manufacturing,                                                  Toyota Motor Manufacturing,
       Kentucky, Inc.                                                                North America, Inc.
      Toyota Motor Manufacturing,                                                  Toyota Motor Manufacturing,
       Indiana, Inc.                                                                 Kentucky, Inc.
      Toyota Motor Manufacturing                                                   Toyota Motor Manufacturing,
       Canada Inc.                                                                   Indiana, Inc.
      Toyota Motor Engineering &                                                   Toyota Motor Manufacturing
       Manufacturing Europe n.v./s.a.                                                Canada Inc.
      Toyota Motor Manufacturing                                                   Toyota Motor Engineering &
       (UK) Ltd.                                                                     Manufacturing Europe
      Kuozui Motors Ltd.                                                             n.v./s.a.
      Toyota Motor Thailand Co., Ltd.                                              Toyota Motor Manufacturing
      Toyota Motor Corporation                                                       (UK) Ltd.
       Australia Ltd.                                                              Toyota South Africa Motors
      Toyota Motor Credit Corporation                                                (Pty) Ltd.
      Toyota Credit Canada Inc.                                                    Kuozui Motors Ltd.
      Toyota Kreditbank G.m.b.H.                                                   Toyota Motor Thailand Co.,
      Toyota Motor Finance                                                           Ltd.
       (Netherlands) B.V.                                                          Toyota Motor Corporation
      Toyota Financial Services (UK)                                                 Australia Ltd.
       PLC                                                                         Toyota Motor Credit
      Toyota Finance Australia Ltd.                                                  Corporation
      Others                                                                       Toyota Credit Canada Inc.
                                                                                   Toyota Kreditbank G.m.b.H.
                                                                                   Toyota Motor Finance
                                                                                     (Netherlands) B.V.
                                                                                   Toyota Financial Services
                                                                                     (UK) PLC
                                                                                   Toyota Finance Australia Ltd.
                                                                                   Others

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
      During this semi-annual                                                      During this fiscal year, 41
      period, 27 companies,                                                        companies, including Toyota
      including Toyota Motor Europe                                                Motor Europe n.v./s.v., newly
      n.v./s.v., newly became                                                      became subsidiaries of Toyota
      subsidiaries of Toyota Motor                                                 Motor Corporation ("TMC") and
      Corporation ("TMC") and were                                                 were consolidated.
      consolidated. Subsidiaries                                                   Subsidiaries excluded from
      excluded from the scope of                                                   the scope of consolidation
      consolidation included (i) 4                                                 included (i) 6 companies,
      companies, including Toyota                                                  including Toyota Kyoei
      Kyoei Service Co, Ltd., that                                                 Service Co., Ltd., that
      ceased to be subsidiaries of                                                 ceased to be subsidiaries of
      TMC due to decreases in                                                      TMC due to decreases in
      shareholding ratios resulting                                                shareholding ratios resulting
      from sales of their respective                                               from sales of their
      voting shares or other                                                       respective voting shares or
      reasons; (ii) 3 companies,                                                   other reasons; (ii) 12
      including Toyota Media Station                                               companies, including Toyota
      Inc., that were liquidated;                                                  Media Station Inc., that were
      and (iii) 5 companies,                                                       liquidated; and (iii) 6
      including Toyota Modellista                                                  companies, including Toyota
      Fukuoka Corporation, that were                                               Modellista Fukuoka
      merged into other consolidated                                               Corporation, that were merged
      subsidiaries.                                                                into other consolidated
                                                                                   subsidiaries.

  2. Application of Equity Method                                              2. Application of Equity Method

   (1)Number of affiliates accounted                                            (1)Number of affiliates
      for under the equity method: 50                                              accounted for under the
                                                                                   equity method: 51
     (a) Number of domestic
         affiliates accounted for                                                 (a) Number of domestic
         under the equity method: 34                                                  affiliates accounted for
                                                                                      under the equity method: 34
      Toyota Industries Corporation
      Aichi Steel Corporation                                                      Toyota Industries
      Toyoda Machine Works, Ltd.                                                     Corporation
      Toyota Tsusho Corporation              ------------------------              Aichi Steel Corporation
      Aisin Seiki Co., Ltd.                                                        Toyoda Machine Works, Ltd.
      Denso Corporation                                                            Toyota Tsusho Corporation
      Toyoda Gosei Co., Ltd.                                                       Aisin Seiki Co., Ltd.
      Aisin AW Co., Ltd.                                                           Denso Corporation
      Aioi Insurance Co., Ltd.                                                     Toyoda Gosei Co., Ltd.
      Others                                                                       Aisin AW Co., Ltd.
                                                                                   Aioi Insurance Co., Ltd.
     (b) Number of overseas                                                        Others
         affiliates accounted for
         under the equity method: 16                                              (b) Number of overseas
                                                                                      affiliates accounted for
      New United Motor                                                                under the equity method: 17
        Manufacturing, Inc.
      Others                                                                       New United Motor
                                                                                     Manufacturing, Inc.
                                                                                   Toyota Canada Inc.
      From this semi-annual period,                                                Others
      2 affiliates, including
      Tianjin Toyota Motor Co., Ltd.                                               From this fiscal year, 6
      were accounted for under the                                                 affiliates, including Tianjin
      equity method in consideration                                               Toyota Motor Co., Ltd. were
      of their materiality. In                                                     accounted for under the
      addition, Toyota Espana S.L.,                                                equity method in
      which was previously accounted                                               consideration of their
      as an equity method affiliate,                                               materiality. In addition, 4
      has newly become subsidiaries                                                companies previously
      of TMC and has consequently                                                  accounted as equity method
      been consolidated.  Jeco Co.,                                                affiliates, including Toyota
      Ltd. was no longer accounted                                                 Woodyou Home Corporation and
      for under the equity method in                                               Toyota Espana S.L., have
      consideration of its                                                         newly become subsidiaries of
      materiality, resulting from                                                  TMC and have consequently
      the sale of its shares.                                                      been consolidated.  Jeco Co.,
                                                                                   Ltd. was no longer accounted
                                                                                   for under the equity method
                                                                                   in consideration of its
                                                                                   materiality, resulting from
                                                                                   the sale of its shares.

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
   (2) Number of unconsolidated                                                   (2) Number of unconsolidated
      subsidiaries and affiliates                                                    subsidiaries and affiliates
      not accounted for under the                                                    not accounted for under the
      equity method                                                                  equity method

      Affiliates: 184, including                                                   Affiliates: 182, including
      Aisin Takaoka Co., Ltd.                                                      Aisin Takaoka Co., Ltd.
   (3) Affiliates not accounted for                                               (3) Affiliates not accounted
      under the equity method are                                                    for under the equity method
      all insignificant in terms of                                                  are all insignificant in
      their net income (loss), legal                                                 terms of their net income
      reserve and retained earnings,                                                 (loss), legal reserve and
      and impact on the semi-annual                                                  retained earnings, and
      consolidated financial                                                         impact on the consolidated
      statements is immaterial.                                                      financial statements is
                                                                                     immaterial.
  3. Semi-Annual Period Ends of                                                3. Fiscal Year Ends of
     Consolidated Subsidiaries                                                    Consolidated Subsidiaries

   (1) The semi-annual period ends                                              (1) The fiscal year ends of the
      of the following consolidated                                                following consolidated
      subsidiaries are different                                                   subsidiaries differ from that
      from the one of TMC, which is                                                of TMC, which is March 31.
      September 30.
                                                                                   A total of 39 subsidiaries
      A total of 40 subsidiaries                                                   whose fiscal year ends on
      whose semi-annual period end           ------------------------              December 31 includes:
      on June 30 includes:
                                                                                   OOO Toyota Motor
      Toyota Motor Italia S.p.A.                                                   Tianjin Toyota Forging Co.,
      OOO Toyota Motor                                                               Ltd.
      Toyota Motor Thailand Co.,                                                   Tianjin Fengjin Auto Parts
       Limited                                                                       Co., Ltd.
      Tianjin Toyota Forging Co.,                                                  Toyota Motor (China)
       Ltd.                                                                          Investment Co., Ltd.
      Tianjin Fengjin Auto Parts                                                   Toyota Motor Technical Center
       Co., Ltd.                                                                     (China) Co., Ltd.
      Toyota Motor (China)                                                         Toyota Motorsport G.m.b.H.
       Investment Co., Ltd.
      Toyota Motor Technical Center
       (China) Co., Ltd.
      Toyota Motorsport G.m.b.H.

                                                                                   In addition, the following
      In addition, the following                                                   subsidiaries' fiscal years
      subsidiaries follow fiscal                                                   end on the date specified in
      calendars whose semi-annual                                                  parentheses:
      periods end on the date
      specified in parentheses:                                                    Fahren Miyagi Co., Ltd.
                                                                                     (April 30)
      Itagaki Kousan Co., Ltd.                                                     Itagaki Syouji Co., Ltd.
       (March 31)                                                                    (June 30)
      Fahren Miyagi Co., Ltd.                                                      Itagaki Kousan Co., Ltd.
       (October 31)                                                                  (September 30)
      Itagaki Syouji Co., Ltd.
       (December 31)

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
   (2) Of the above subsidiaries,                                               (2) Of the above subsidiaries,
      Itagaki Kousan Co., Ltd (whose                                               Fahren Miyagi Co., Ltd (whose
      semi-annual period ends on                                                   fiscal year ends on April
      March 31), Fahren Miyagi Co.,                                                30), Itagaki Syouji Co., Ltd
      Ltd (whose semi-annual period                                                (whose fiscal year ends on
      ends on Octorber 31), Itagaki                                                June 30), Itagaki Kousan Co.,
      Syouji Co., Ltd (whose                                                       Ltd (whose fiscal year ends
      semi-annual period ends on                                                   on September 30) and 10 other
      December 31) and 12 other                                                    subsidiaries whose fiscal
      subsidiaries whose semi-annual                                               years end on December 31,
      periods end on June 30,                                                      including Banco Toyota do
      including Toyota Motor                                                       Brasil S.A., were
      Thailand Co., Limited, were                                                  consolidated based on the
      consolidated based on the                                                    amounts for a year ended
      amounts for six month period                                                 March 31 prepared for the
      ended September 30 prepared                                                  purpose of consolidation. In
      for the purpose of                                                           addition, 29 subsidiaries,
      consolidation. In addition, 28                                               including OOO Toyota Motor,
      subsidiaries, including OOO                                                  were consolidated based on
      Toyota Motor, were                                                           their respective financial
      consolidated based on their                                                  statements.
      respective semi-annual
      financial statements.
  4. Significant Accounting Policies                                           4. Significant Accounting Policies

   (1) Valuation of assets                                                      (1) Valuation of assets

     (a) Securities                                                               (a) Securities

        Securities with fair value                                                   Securities with fair value

         Principally stated at fair                                                   Principally stated at fair
         value based on market                                                        value based on market
         prices at end of                                                             prices at end of fiscal
         semi-annual period.                                                          year. (Unrealized holding
         (Unrealized holding gains                                                    gains and losses are
         and losses are accounted                                                     accounted for as a
         for as a component of                 ------------------------               component of shareholders'
         shareholders' equity; cost                                                   equity; cost of sales is
         of sales is determined                                                       determined using the
         using the moving average                                                     moving average method.)
         method.)
                                                                                     Securities  not  practicable
        Securities not practicable                                                   to fair value
        to fair value
                                                                                      Principally stated at cost
         Principally stated at cost                                                   using the moving average
         using the moving average                                                     method.
         method.
      (b) Derivatives                                                              (b) Derivatives

        Principally stated at fair                                                   Principally  stated  at fair
        value.                                                                       value.
      (c) Money trusts for trading                                                 (c) Money trusts for trading
      purposes                                                                     purposes

        Stated at fair value.                                                        Stated at fair value.
      (d) Inventories                                                              (d) Inventories

        TMC and domestic                                                             TMC and domestic
         consolidated subsidiaries                                                    consolidated subsidiaries

            Principally stated at                                                        Principally stated at
            cost, as determined                                                          cost, as determined
            using the periodic                                                           using the periodic
            average method or the                                                        average method or the
            specific identification                                                      specific identification
            method.                                                                      method.

        Overseas consolidated                                                        Overseas consolidated
         subsidiaries                                                                 subsidiaries

            Principally stated at                                                        Principally stated at
            the lower of cost or                                                         the lower of cost or
            market value based on                                                        market value based on
            the specific                                                                 the specific
            identification method,                                                       identification method,
            first-in-first-out                                                           first-in-first-out
            method or                                                                    method or
            last-in-first-out method.                                                    last-in-first-out
                                                                                         method.

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
   (2)Depreciation and amortization                                             (2) Depreciation and amortization

     (a) Depreciation of property,                                                (a) Depreciation of property,
         plant and equipment                                                          plant and equipment

        TMC and domestic                                                             TMC and domestic
         consolidated subsidiaries:                                                   consolidated subsidiaries:

          Principally computed using                                                   Principally computed
          the declining balance                                                        using the declining
          method. The determination                                                    balance method. The
          of useful life and                                                           determination of useful
          residual value is based on                                                   life and residual value
          the same standards as in                                                     is based on the same
          the Corporate Tax Laws.                                                      standards as in the
                                                                                       Corporate Tax Laws.
          Buildings and structures,
          machinery and equipment,                                                     Buildings and structures,
          vehicles and delivery                                                        machinery and equipment,
          equipment and other                                                          vehicles and delivery
          property, plant and                                                          equipment and other
          equipment of TMC is                                                          property, plant and
          depreciated to their                                                         equipment of TMC is
          actual residual value                                                        depreciated to their
          after they have been                                                         actual residual value
          depreciated to their                                                         after they have been
          depreciable limit under                                                      depreciated to their
          the Corporate Tax Laws.                                                      depreciable limit under
                                                                                       the Corporate Tax Laws.
        Overseas consolidated
         subsidiaries:                                                               Overseas consolidated
                                                                                      subsidiaries:
          Principally computed using
          the straight-line method.                                                    Principally computed
                                                                                       using the straight-line
                                               ------------------------                method.
     (b) Amortization of intangible                                               (b) Amortization of intangible
         fixed assets                                                                 fixed assets

          Software for internal use                                                    Software for internal use
          is amortized over its                                                        is amortized over its
          estimated useful life of 5                                                   estimated useful life of
          years using the                                                              5 years using the
          straight-line method.                                                        straight-line method.
   (3) Accounting of deferred assets                                            (3) Accounting of deferred assets

       Organization expenses,                                                       Organization expenses,
       business commencement                                                        business commencement
       expenses, share issuance                                                     expenses, share issuance
       expenses, bond issuance                                                      expenses, bond issuance
       expenses and bond discounts                                                  expenses and bond discounts
       are expensed when the payment                                                are expensed when the
       is made.                                                                     payment is made.

   (4) Significant allowances                                                   (4) Significant allowances

    (a)Allowance for doubtful                                                    (a)Allowance for doubtful
       accounts                                                                     accounts

         TMC:                                                                         TMC:

          To prepare for losses from                                                   To prepare for losses
          uncollectible receivables,                                                   from uncollectible
          allowance for doubtful                                                       receivables, allowance
          accounts is provided in an                                                   for doubtful accounts is
          amount equivalent to the                                                     provided in an amount
          maximum limit deductible                                                     equivalent to the maximum
          for tax purposes which is                                                    limit deductible for tax
          determined by the                                                            purposes which is
          Corporate Tax Laws or an                                                     determined by the
          amount determined by                                                         Corporate Tax Laws or an
          considering the                                                              amount determined by
          collectibility of                                                            considering the
          receivable.                                                                  collectibility of
                                                                                       receivable.

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
         Consolidated subsidiaries:                                                   Consolidated subsidiaries:

          Principally computed based                                                   Principally computed
          on the maximum limit                                                         based on the maximum
          deductible for tax                                                           limit deductible for tax
          purposes which is                                                            purposes which is
          determined by the                                                            determined by the
          Corporate Tax Laws or the                                                    Corporate Tax Laws or the
          historical loss experience.                                                  historical loss
                                                                                       experience.
    (b)Allowance for product                                                     (b)Allowance for product
       warranties                                                                   warranties

       To prepare for expenses                                                         To prepare for expenses
       related to after-sale                                                           related to after-sale
       services, allowance for                                                         services, allowance for
       product warranty is provided                                                    product warranty is
       based on the terms of the                                                       provided based on the
       warranties and historical                                                       terms of the warranties
       experience.                                                                     and historical experience.




    (c)Allowance for employee bonus                                              (c)Allowance for employee bonus

       To provide for employee                                                         To provide for employee
       bonuses, some of the                                                            bonus, some of the
       consolidated subsidiaries                                                       consolidated subsidiaries
       accrue part of the estimated            ------------------------                accrue part of the
       bonus payments for the                                                          estimated bonus payments
       following fiscal period which                                                   for the following fiscal
       are attributed to the current                                                   year which are attributed
       semi-annual period.                                                             to the current fiscal
                                                                                       year.


    (d)Allowance for retirement                                                  (d)Allowance for retirement
       benefits                                                                     benefits

       Principally to provide for                                                      Principally to provide
       the retirement benefits for                                                     for the retirement
       employees, including those                                                      benefits for employees,
       already retired, allowance                                                      including those already
       for retirement benefits                                                         retired, allowance for
       obligations deemed to have                                                      retirement benefits
       been incurred during the                                                        obligations deemed to
       current semi-annual period is                                                   have been incurred during
       stated based on estimated                                                       the current fiscal year
       retirement benefit                                                              is stated based on
       obligations and estimated                                                       estimated retirement
       pension assets at the end of                                                    benefit obligations and
       the current semi-annual                                                         estimated pension assets
       period.                                                                         at the end of the fiscal
                                                                                       year.


   (5)Accounting for Lease                                                      (5)Accounting for Lease
      Transactions                                                                 Transactions

       Finance lease transactions                                                   Finance lease transactions
       other than those which are                                                   other than those which are
       deemed to transfer the                                                       deemed to transfer the
       ownership of the leased                                                      ownership of the leased
       assets to lessees are                                                        assets to lessees are
       accounted for by a method                                                    accounted for by a method
       similar to that used for                                                     similar to that used for
       ordinary operating lease                                                     ordinary operating lease
       transactions.                                                                transactions.

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
   (6)Accounting for Hedges                                                     (6)Accounting for Hedges

     Gains or losses arising from                                                 Gains or losses arising from
     changes in fair value of the                                                 changes in fair value of the
     derivatives designed as                                                      derivatives designed as
     "hedging instruments" are                                                    "hedging instruments" are
     deferred as assets or                                                        deferred as assets or
     liabilities, or those                                                        liabilities, or those
     derivatives are used for                                                     derivatives are used for
     valuating hedged assets or                                                   valuating hedged assets or
     liabilities.                                                                 liabilities.

     TMC and its consolidated                                                     TMC and its consolidated
     subsidiaries enter into the                                                  subsidiaries enter into the
     following hedge transactions:                                                following hedge transactions:
     (i) foreign exchange forward                                                 (i) foreign exchange forward
     contracts and foreign currency                                               contracts and foreign currency
     options, primarily to hedge                                                  options, primarily to hedge
     against exchange rate                                                        against exchange rate
     fluctuation risks related to                                                 fluctuation risks related to
     accounts receivable denominated                                              accounts receivable
     in foreign currencies,                                                       denominated in foreign
     primarily the U.S. dollar; (ii)                                              currencies, primarily the U.S.
     interest rate options,                                                       dollar; (ii) interest rate
     primarily to hedge against                                                   options, primarily to hedge
     interest rate fluctuation risks                                              against interest rate
     related to floating-rate                                                     fluctuation risks related to
     liabilities; and (iii) interest                                              floating-rate liabilities; and
     rate currency swaps and                                                      (iii) interest rate currency
     interest rate swaps, primarily                                               swaps and interest rate swaps,
     to hedge against currency and                                                primarily to hedge against
     interest rate fluctuation risks                                              currency and interest rate
     related to the principal and                                                 fluctuation risks related to
     interest of bond portfolios                                                  the principal and interest of
     denominated in foreign                                                       bond portfolios denominated in
     currencies and straight bonds                                                foreign currencies and
     issued in foreign currencies.                                                straight bonds issued in
                                                                                  foreign currencies.
                                               ------------------------
     The assessment of hedge                                                      The assessment of hedge
     effectiveness is conducted by                                                effectiveness is conducted by
     comparing the accumulated                                                    comparing the accumulated
     fluctuation in fair value or                                                 fluctuation in fair value or
     cash flow of the hedged item                                                 cash flow of the hedged item
     and the hedge instrument in the                                              and the hedge instrument in
     period between the start date                                                the period between the start
     of the hedge transaction and                                                 date of the hedge transaction
     the day of assessment.                                                       and the day of assessment.

     TMC believes that its exposure                                               TMC believes that its exposure
     to credit risk is immaterial as                                              to credit risk is immaterial
     the counterparties of the                                                    as the counterparties of the
     transactions entered into by                                                 transactions entered into by
     TMC and its subsidiaries are                                                 TMC and its subsidiaries are
     diversified among financial                                                  diversified among financial
     institutions with strong credit                                              institutions with strong
     profiles. The execution and                                                  credit profiles.The execution
     management of hedge                                                          and management of hedge
     transactions are conducted by                                                transactions are conducted by
     the financial department of                                                  the financial department of
     each company upon obtaining                                                  each company upon obtaining
     approval from directors                                                      approval from directors
     overseeing the accounting and                                                overseeing the accounting and
     financial operations. The                                                    financial operations. The
     status of these transactions is                                              status of these transactions
     periodically reported to the                                                 is periodically reported to
     overseeing directors.                                                        these overseeing directors.

   (7)Accounting of consumption taxes                                           (7)Accounting of consumption
                                                                                   taxes
     Consumption tax is computed
     using the net-of-tax method.                                                 Consumption tax is computed
                                                                                  using the net-of-tax method.

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
  5. Definition of funds on                                                    5. Definition of funds on
     semi-annual consolidated                                                     consolidated statements of
     statements of cash flows                                                     cash flows

     Cash and cash equivalents on                                                 Cash and cash equivalents on
     the semi-annual consolidated                                                 the consolidated statements of
     statements of cash flows                                                     cash flows include cash on
     include cash on hand,                     ------------------------           hand, immediately accessible
     immediately accessible bank                                                  bank deposits, and short-term
     deposits, and short-term                                                     investments with original
     investments with original                                                    maturities of 3 months or
     maturities of 3 months or less,                                              less, that are readily
     that are readily convertible                                                 convertible into cash and that
     into cash and that bear                                                      bear insignificant risk of
     insignificant risk of changes                                                changes in value.
     in value.

     (Changes in Accounting Policy)

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------

                                                                              1.       Accounting Standards for
                                                                                  Treasury Stock and the
                                                                                  Withdrawal of Legal Reserve

                                                                                  In conjunction with the
                                                                                  implementation of "Accounting
                                                                                  Standards for Treasury Stock
                                                                                  and the Withdrawal of Legal
                                                                                  Reserve" (Financial Accounting
                                                                                  Standards No. 1) effective
                                                                                  from April 1, 2002, TMC and
                                                                                  its domestic subsidiaries have
                                                                                  adopted this statement for
                                                                                  this fiscal year. The adoption
                                                                                  of the new standard had no
                                                                                  material impact on the results
                                                                                  for this fiscal year.

                                                                                  In connection with the
                                                                                  amendment of the Regulations
                                                                                  Regarding Consolidated
                                                                                  Financial Statements,
                                                                                  shareholders' equity in the
------------------------                       ------------------------           consolidated balance sheet and
                                                                                  consolidated statements of
                                                                                  retained earnings and capital
                                                                                  surplus for this fiscal year
                                                                                  have been prepared in
                                                                                  accordance with the amended
                                                                                  regulations.

                                                                              2.       Earnings per share

                                                                                  In conjunction with the
                                                                                  implementation of "Accounting
                                                                                  Standard for Earnings Per
                                                                                  Share" (Financial Accounting
                                                                                  Standards No. 2) and
                                                                                  "Implementation Guidance of
                                                                                  Accounting Standard for
                                                                                  Earnings Per Share"
                                                                                  (Implementation Guidance of
                                                                                  Financial Accounting Standards
                                                                                  No. 4) for the year beginning
                                                                                  on and after April 1, 2002,
                                                                                  TMC has adopted these
                                                                                  statements for this fiscal
                                                                                  year. The impact due to the
                                                                                  adoption of these new
                                                                                  standards is described in (Per
                                                                                  share data).



     (Changes in Presentation)

--------------------------------------------------------------------------------------------------------------------
                    FY2003 semi-annual                                       FY2004 semi-annual
                  April 1, 2002 through                                     April 1, 2003 through
                     September 30, 2002                                       September 30, 2003
--------------------------------------------------------------------------------------------------------------------
    "Commercial paper" is presented as a separate line
    item in the semi-annual consolidated balance sheet
    because it exceeded 5% of the total of liabilities,                         --------------------
    minority interests and shareholders' equity as of
    the end of the semi-annual period.

    The line item "Other" under "Current liabilities"
    in the semi-annual consolidated balance sheet of
    the previous semi-annual period included commercial
    paper in the amount of 616,901 million yen.
--------------------------------------------------------------------------------------------------------------------

     (Additional Information)

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
  1.In conjunction with enforcement                                              In conjunction with enforcement
    of the Defined Benefit                                                       of the Defined Benefit
    Enterprise Pension Plan Law,                                                 Enterprise Pension Plan Law,
    TMC, some of its domestic                                                    TMC, some of its domestic
    consolidated subsidiaries and                                                consolidated subsidiaries and
    domestic affiliates accounted                                                domestic affiliates accounted
    for under the equity method                                                  for under the equity method
    received approval from the                                                   received approval from the
    Minister of Health, Labor and                                                Minister of Health, Labor and
    Welfare, for exemption from the                                              Welfare, for exemption from the
    obligation for benefits related                                              obligation for benefits related
    to future employee service under                                             to future employee service
    the substitutional portion. (TMC                                             under the substitutional
    received approval on April 1,                                                portion. (TMC received the
    2002).                                                                       approval on April 1, 2002)

    TMC and these subsidiaries and                                               TMC and these subsidiaries and
    affiliates applied the                                                       affiliates applied the
    transitional provision                                                       transitional provision
    stipulated in paragraph 47-2 of                                              stipulated in paragraph 47-2 of
    the "Practical Guidelines of                                                 the "Practical Guidelines of
    Accounting for Retirement                                                    Accounting for Retirement
    Benefits (Interim Report)"                                                   Benefits (Interim Report)"
    (Accounting Committee Report No.                                             (Accounting Committee Report
    13 issued by the Japanese                                                    No. 13 issued by the Japanese
    Institute of Certified Public                                                Institute of Certified Public
    Accountants), and recognized an                                              Accountants), and recognized an
    extinguishment of retirement                                                 extinguishment of retirement
    benefit obligation related to                                                benefit obligation related to
    the substitutional portion as of                                             the substitutional portion as
    the date of the approval.                                                    of the date of the approval.

    As a result, 30,301 million yen                                              As a result, 32,341 million yen
    was recognized as "Equity in                                                 was recognized as "Equity in
    earnings of affiliates" under                                                earnings of affiliates" under
    "Non-operating income", and                ------------------------          "Non-operating income", and
    186,050 million yen was                                                      235,314 million yen was
    recognized as "Gains on return                                               recognized as "Gains on return
    of substitutional portion of                                                 of substitutional portion of
    employees' pension fund" under                                               employees' pension fund" under
    "Extraordinary gains" in this                                                "Extraordinary gains" in this
    semi-annual period.                                                          fiscal year.

    Perspective amount to be                                                     Perspective amount to be
    returned is 354,083 million yen                                              returned is 474,400 million yen
    as of September 30, 2002.                                                    as of March 31, 2003.


  2.From this consolidated
    semi-annual period, TMC and its
    subsidiaries has adopted the new
    standard "Accounting Standard
    for Treasury Stock and Reduction
    of Legal Reserve" (Financial
    Accounting Standards No. 1). The
    adoption of the new standard had
    no material impact on the
    results of this semi-annual
    period.

    In connection with the amendment
    of the Regulations Regarding
    Interim Financial Statements,
    etc., shareholders' equity in
    the semi-annual consolidated
    balance sheet and the
    semi-annual consolidated
    statements of retained earnings
    of this semi-annual period have
    been prepared in accordance with
    the amended regulations.


Notes to semi-annual consolidated financial statements

     (Semi-annual consolidated balance sheets)

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
 1.                                                                             1.

   *1 Accumulated depreciation of                                               *1 Accumulated depreciation of
      property, plant and equipment                                                property, plant and equipment

                 7,770,939 million yen                                                       7,931,514 million yen

   *2 Vehicles and delivery equipment                                           *2 Vehicles and delivery
      include assets under lease                                                   equipment include assets under
      contracts (Toyota as lessor) in                                              lease contracts (Toyota as
      the amounts of 1,109,561                                                     lessor) in the amounts of
      million yen.                                                                 1,134,883 million yen.

                                                                                *3 Fair value of securities held
                                                                                   as collateral of repurchase
                                                                                   agreement transactions, which
                                                                                   TMC and its consolidated
                                                                                   subsidiaries have the right to
                                                                                   dispose of, are 24,999 million
                                                                                   yen.

 2. Assets pledged as collateral and                                            2. Assets pledged as collateral and secured
    secured liabilities                                                            liabilities

   (1) Assets pledged as collateral                                              (1) Assets pledged as collateral


                   Yen in millions                                                                    Yen in millions
                   ---------------                                                                    ---------------

 Notes receivable       42,874                                                       Notes receivable           38,134
  Installment credit                                                                 Installment credit
       from dealers     94,699                                                          from dealers            66,013

  Buildings and                                                                      Buildings and
    structures          68,954                                                          structures              58,691
  Machinery and                                                                      Machinery and
    equipment           18,167                                                          equipment               12,190
  Land                 103,622                                                       Land                       98,248
  Other                 22,285                                                       Other                      27,445
---------------------------------              ------------------------          ---------------------------------------
  Total                350,603                                                         Total                   300,723


   (2) Secured liabilities                                                      (2) Secured liabilities


                  Yen in millions                                                                          Yen in millions
                -----------------                                                                          ----------------
   Short-term                                                                          Short-term
      borrowings       147,280                                                            borrowings           143,266
   Long-term debt       76,378                                                         Long-term debt           56,769
   Bonds                94,699                                                         Bonds                    66,013
---------------------------------                                               ----------------------------------------
   Total               318,359                                                         Total                   266,048


 3. Liabilities for guarantees                                                  3. Liabilities for guarantees


                  Yen in millions                                                                          Yen in millions
                -----------------                                                                          ----------------
Debt guarantees                                                                      Debt guarantees
  relate to the                                                                       related to the
  operation of                                                                        operation of
  consolidated                                                                        consolidated
  finance                                                                             finance
  subsidiaries         795,818                                                        subsidiaries             841,871
Other liabilities                                                                    Other liabilities
  for Guarantees        27,532                                                        for guarantees            35,619
Other acts                                                                           Other acts
 similar to                                                                           similar to
 guarantees                 16                                                        guarantees                    13
--------------------------------                                                ------------------------------------------
   Total               823,367                                                           Total                 877,504


--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
          September 30, 2002                     September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------

4. Notes receivable                                                             4. Notes receivable


                  Yen in millions                                                                          Yen in millions
                -----------------                                                                          ----------------
   Discounted           12,014                                                     Discounted                   17,343
   Endorsed                 55                                                     Endorsed                         11

5. Unexecuted loans under overdraft                                             5. Unexecuted loans under overdraft
   contracts and loan commitments                                                  contracts and loan commitments

    Unexecuted loans provided by                                                 Unexecuted loans provided by
    consolidated finance                                                         consolidated finance
    subsidiaries under overdraft               ------------------------          subsidiaries under overdraft
    contracts and loan commitments                                               contracts and loan commitment

            1,003,915 million yen                                                       1,306,483 million yen

    The above loans are not                                                      The above loans are not
    necessarily fully executed, as                                               necessarily fully executed, as
    some of the overdraft contracts                                              some of the overdraft contracts
    and loan commitments referred                                                and loan commitments referred
    above are contingent upon a                                                  above are contingent upon a
    satisfactory review of the                                                   satisfactory review of the
    creditworthiness of the customer.                                            creditworthiness of the
                                                                                 customer.


(Semi-annual consolidated statements of cash flows)

--------------------------------------------------------------------------------------------------------------------
          FY2003 semi-annual                     FY2004 semi-annual                          FY2003
         April 1, 2002 through                 April 1, 2003 through                 April 1, 2002 through
           September 30, 2002                    September 30, 2003                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
1. Reconciliation between cash and                                              1. Reconciliation between cash and
   cash equivalents presented in the                                               cash equivalents presented in the
   semi-annual consolidated balance                                                semi-annual consolidated balance
   sheets                                                                          sheets
             (September 30, 2002)                                                                    (March 31, 2003)


                  Yen in millions                                                                          Yen in millions
                -----------------              ------------------------                                    ----------------
Cash and deposits     1,042,984                                                     Cash and deposits         620,870

Marketable securities 1,447,001                                                     Marketable securities    1,661,978
----------------------------------                                              -------------------------------------------
  Total               2,489,986                                                       Total                  2,282,848

Time deposits and                                                                   Time deposits and
securities with                                                                     securities with
maturities over 3      (596,599)                                                    maturities over 3
months                                                                              months                    (659,606)
---------------------------------                                               -------------------------------------------
Cash and cash                                                                       Cash and cash
equivalents           1,893,387                                                     equivalents              1,623,241

--------------------------------------------------------------------------------------------------------------------

(Lease)
------------------------------------------------------------------------------------------------------------------------------------
        FY2003 semi-annual                                 FY2004 semi-annual                               FY2003
      April 1, 2002 through                              April 1, 2003 through                       April 1, 2002 through
        September 30, 2002                                 September 30, 2003                           March 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
1. Finance lease transactions not                                                     1. Finance lease transactions not
   involving a transfer of ownership of                                                  involving a transfer of ownership of
   leased property to the lessee                                                         leased property to the lessee

   (1)  As lessee                                                                        (1)  As lessee

    (a) Amounts equivalent to acquisition                                                 (a) Amounts equivalent to acquisition
        cost, accumulated depreciation                                                        cost, accumulated depreciation
        and book value of leased property                                                     and book value of leased property

-------------------------------------------                                           ----------------------------------------------
                        Accumu-                                                                                 Accumu-
            Acquisi-     lated      Book                                                            Acquisi-     lated      Book
            tion cost  deprecia-    value                                                           tion cost  deprecia-    value
            (Yen in      tion      (Yen in                                                          (Yen in      tion      (Yen in
            millions)  (Yen in     millions)                                                        millions)  (Yen in     millions)
                       millions)                                                                               millions)
-------------------------------------------                                           ----------------------------------------------
Machinery                                                                             Machinery
 and          30,389    8,053       22,335                                             and          31,726      8,468       23,257
 equipment                                                                             equipment
-------------------------------------------                                           ----------------------------------------------
Vehicles                                                                              Vehicles
 and           2,797    1,343        1,454                                             and           7,232      2,637        4,595
 delivery                                                                              delivery
 equipment                                                                             equipment
-------------------------------------------                                           ----------------------------------------------
Other         34,032   15,368       18,664                                            Other         39,141     18,287       20,854
-------------------------------------------                                           ----------------------------------------------
Total         67,219   24,765       42,454                                            Total         78,100     29,392       48,707
-------------------------------------------                                           ----------------------------------------------

    (b) The amounts equivalent to the                                                     (b) The amounts equivalent to the
        outstanding future lease payments              -------------                          outstanding future lease payments

                            Yen in millions                                                                       Yen in millions
                            ---------------                                                                       ---------------
Due within one year              7,351                                                Due within one year              8,366

Due after one year              42,207                                                Due after one year              49,405
-------------------------------------------                                           -------------------------------------------
              Total             49,558                                                              Total             57,772
-------------------------------------------                                           -------------------------------------------

    (c) Lease payments, the amounts                                                       (c) Lease payments, the amounts
        equivalent to depreciation and                                                        equivalent to depreciation and
        interest expenses                                                                     interest expenses

                            Yen in millions                                                                       Yen in millions
                            ---------------                                                                       ---------------
Lease payments                   6,113                                                Lease payments                   10,887

Depreciation expenses            5,463                                                Depreciation expenses             9,830

Interest expenses                1,098                                                Interest expenses                 2,987

    (d) Calculation method of the amount                                                  (d) Calculation method of the amount
        equivalent to depreciation                                                            equivalent to depreciation
        expenses                                                                              expenses

          The amount equivalent to                                                              The amount equivalent to
          depreciation expenses is                                                              depreciation expenses is
          calculated based on the                                                               calculated based on the
          straight-line method with no                                                          straight-line method with no
          residual value over the lease                                                         residual value over the lease
          term                                                                                  term
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        FY2003 semi-annual                                 FY2004 semi-annual                               FY2003
      April 1, 2002 through                              April 1, 2003 through                       April 1, 2002 through
        September 30, 2002                                 September 30, 2003                           March 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
    (e) Calculation method of the amount                                              (e) Calculation method of the amount
        equivalent to interest expenses                                                   equivalent to interest expenses

          The amount equivalent to                                                          The amount equivalent to
          interest expenses is calculated                                                   interest expenses is calculated
          as the difference between the                         --------                    as the difference between the
          total lease payment and the                                                       total lease payment and the
          amount equivalent to                                                              amount equivalent to
          acquisition cost of the leased                                                    acquisition cost of the leased
          property.  The allocation of                                                      property.  The allocation of
          the amount equivalent to                                                          the amount equivalent to
          interset expenses to each                                                         interest expenses to each
          period is based on the interest                                                   period is based on the interest
          method.                                                                           method.


------------------------------------------------------------------------------------------------------------------------------------
        FY2003 semi-annual                                 FY2004 semi-annual                        FY2003 selected data
      April 1, 2002 through                              April 1, 2003 through                       April 1, 2002 through
        September 30, 2002                                 September 30, 2003                           March 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
   (2)  As lessor                                                                     (2)  As lessor

    (a) Acquisition cost, accumulated                                                  (a) Acquisition cost, accumulated
        depreciation and book value of                                                     depreciation and book value of
        leased property included in                                                        leased property included in
        property, plant and equipment                                                      property, plant and equipment

-------------------------------------------                                        -------------------------------------------
                        Accumu-                                                                            Accumu-
            Acquisi-     lated      Book                                                       Acquisi-     lated      Book
            tion cost  deprecia-    value                                                      tion cost  deprecia-    value
            (Yen in      tion      (Yen in                                                     (Yen in      tion      (Yen in
            millions)  (Yen in     millions                                                    millions)  (Yen in     millions
                       millions)                                                                          millions)
-------------------------------------------                                        -------------------------------------------
Machinery                                                                          Machinery
 and          17,817    6,590       11,226                                          and          20,530    7,212       13,317
 equipment                                                                          equipment
-------------------------------------------                                        -------------------------------------------
Vehicles                                                                           Vehicles
 and          58,024   29,157       28,866                                          and          53,045   29,160       23,884
 delivery                                                                           delivery
 equipment                                                                          equipment
-------------------------------------------                                        -------------------------------------------
Other         42,181   19,155       23,026                                         Other         44,100   20,077       24,022
-------------------------------------------                                        -------------------------------------------
Total        118,023   54,903       63,119                                         Total        117,676   56,451       61,224
-------------------------------------------                                        -------------------------------------------

    (b) The amount equivalent to the                                                   (b) The amount equivalent to the
        outstanding future lease income                                                    outstanding future lease income

                            Yen in millions                                                                    Yen in millions
                            ---------------                                                                    ---------------
Due within one year             21,902                                             Due within one year             24,119

Due after one year              44,149                                             Due after one year              43,571
-------------------------------------------    ------------------------            -------------------------------------------
Total                           66,051                                             Total                           67,691

    (c) Lease income, depreciation                                                     (c) Lease income, depreciation
        expenses and the amount                                                            expenses and the amount
        equivalent to interest income                                                      equivalent to interest income

                            Yen in millions                                                                    Yen in millions
                            ---------------                                                                    ---------------
Lease income                    14,296                                             Lease income                    28,384

Depreciation expenses            9,599                                             Depreciation expenses           19,851

Interest income                  1,215                                             Interest income                  2,806

    (d) Calculation method of the                                                      (d) Calculation method of the
        amount equivalent to interest                                                      amount equivalent to interest
        income                                                                             income

          The amount equivalent to                                                           The amount equivalent to
          interest income is calculated as                                                   interest income is calculated as
          the difference between the total                                                   the difference between the total
          lease income and estimated                                                         lease income and estimated
          residual value, and the                                                            residual value, and the
          acquisition cost of the leased                                                     acquisition cost of the leased
          property.  The allocation of the                                                   property.  The allocation of the
          amount equivalent to interest                                                      amount equivalent to interest
          income to each period is based                                                     income to each period is based
          on the interest method.                                                            on the interest method.

------------------------------------------------------------------------------------------------------------------------------------
        FY2003 semi-annual                                 FY2004 semi-annual                        FY2003 selected data
      April 1, 2002 through                              April 1, 2003 through                       April 1, 2002 through
        September 30, 2002                                 September 30, 2003                           March 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
2.  Operating lease transactions                                                      3.  Operating lease transactions

   (1) As lessee                                                                         (1) As lessee

       Outstanding future lease payments                                                     Outstanding future lease payments

                            Yen in millions                                                                       Yen in millions
                            ---------------                                                                       ---------------
Due within one year             10,113                                                Due within one year              9,740

Due after one year              30,675                                                Due after one year              30,721
-------------------------------------------                                           -------------------------------------------
Total                           40,788                                                Total                           40,461
                                                                ---------
   (2) As lessor                                                                         (2) As lessor

       Outstanding future lease income                                                       Outstanding future lease income

                            Yen in millions                                                                       Yen in millions
                            ---------------                                                                       ---------------
Due within one year             275,755                                               Due within one year             281,033

Due after one year              344,899                                               Due after one year              352,155
-------------------------------------------                                           -------------------------------------------
Total                           620,655                                               Total                           633,189

    (Securities)

       (FY 2003 semi-annual) (As of September 30, 2002)

Securities


1. Bonds with fair value that are classified as be held-to-maturity securities

------------------------------------------------------------------------------------------------------------------------------------
                                                              Carrying amount
                                                               on semi-annual
                         Category                               consolidated
                                                                balance sheet           Fair value            Difference
                                                             (Yen in millions)      (Yen in millions)     (Yen in millions)
------------------------------------------------------------------------------------------------------------------------------------
        (1) Government bonds, municipal bonds, etc.                         -                     -                     -

        (2) Corporate bonds                                                 -                     -                     -

        (3) Other                                                           -                     -                     -
------------------------------------------------------------------------------------------------------------------------------------
                                    Total                                   -                     -                     -
------------------------------------------------------------------------------------------------------------------------------------


2. Other securities with fair values

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Carrying amount on
                                                                             Acquisition cost        semi-annual       Difference
                         Category                                            (Yen in millions)      consolidated   (Yen in millions)
                                                                                                    balance sheet
                                                                                                  (Yen in millions)
------------------------------------------------------------------------------------------------------------------------------------
        (1) Equity securities                                                     413,640               628,744           215,104

        (2) Bonds

                Government bonds, municipal bonds, etc.                           406,979               417,605            10,626

                Corporate bonds                                                   912,449               925,076            12,627

                Other                                                                   -                     -                 -

        (3) Other                                                                 392,166               391,691              (475)
------------------------------------------------------------------------------------------------------------------------------------
                                    Total                                       2,125,235             2,363,117           237,882
------------------------------------------------------------------------------------------------------------------------------------


3. The main categories of securities not practicable to determining fair value and their carrying amounts on the semi-annual consolidated balance sheets:

                                                                               (Yen in millions)
        (1) Bonds classified as be held-to-maturity securities

                Government bonds, municipal bonds, etc.                                      -

                Corporate bonds                                                              -

                Other                                                                        -

        (2) Other securities

                Unlisted equity securities (excluding over-the-counter                  44,922
                stocks)

                Unlisted bonds

                   Government bonds, municipal bonds, etc.                                   -

                   Corporate bonds                                                       8,432

                Other unlisted securities                                              574,102

         (FY2003) (As of March 31, 2003)

Securities


1. Bonds with fair value that are classified as be held-to-maturity securities

------------------------------------------------------------------------------------------------------------------------------------
                                                          Carrying amount on
                                                             consolidated
                        Category                             balance sheet           Fair value            Difference
                                                          (Yen in millions)     (Yen in millions)     (Yen in millions)
------------------------------------------------------------------------------------------------------------------------------------
        (1) Government bonds, municipal bonds, etc.                      -                     -                     -

        (2) Corporate bonds                                              -                     -                     -

        (3) Other                                                        -                     -                     -
------------------------------------------------------------------------------------------------------------------------------------
                                    Total                                -                     -                     -
------------------------------------------------------------------------------------------------------------------------------------


2. Other securities with fair values

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Carrying amount
                                                                             Acquisition cost          on             Difference
                         Category                                            (Yen in millions)     consolidated    (Yen in millions)
                                                                                                  balance sheet
                                                                                                (Yen in millions)
------------------------------------------------------------------------------------------------------------------------------------
        (1) Equity securities                                                     367,184               487,322           120,138

        (2) Bonds

                Government bonds, municipal bonds, etc.                         1,508,258             1,519,977            11,719

                Corporate bonds                                                   685,473               697,088            11,615

                Other                                                                   -                     -                 -

        (3) Other                                                                 262,898               263,146               248
------------------------------------------------------------------------------------------------------------------------------------
                                    Total                                       2,823,815             2,967,534           143,719


3. The main categories of securities not practicable to determining fair value and their carrying amounts on the consolidated balance sheets:

                                                                               (Yen in millions)
        (1) Bonds classified as be held-to-maturity securities

                Government bonds, municipal bonds, etc.                                      -

                Corporate bonds                                                              -

                Other                                                                        -

        (2) Other securities

                Unlisted equity securities (excluding over-the-counter                  55,676
                stocks)

                Unlisted bonds

                   Government bonds, municipal bonds, etc.                                   -

                   Corporate bonds                                                       5,787

                Other unlisted securities                                              237,802

    (Derivative transaction)

The contract amount, fair value and unrealized gains (losses) of derivative transactions



                                                     FY2003 semi-annual                                 FY2003
                                                    (September 30, 2002)                          (March 31, 2003)
  Type of             Type of            Contract     Fair value   Unrealized gains/ Contract amount    Fair value   Unrealized
  underling          transaction          amount      (Yen in           losses          (Yen in         (Yen in     gains/losses
                                         (Yen in      millions)   (Yen in millions)     millions)       millions)  (Yen in millions)
                                         millions)

  Currency       Foreign exchange
                 forward contracts
                   Selling
                      Japanese yen          1,000           (1)           (1)               -               -               -
                      British pound             -            -             -                -               -               -
                      Other                10,124          (51)          (51)          19,928            (280)           (280)
                    Buying
                      U.S. dollar          14,860          (81)          (81)          12,033             (47)            (47)
                      Other                 1,594           16            16            2,180              10              10

                 Swap transactions
                    Receive U.S.
                    dollar and pay        118,482       (4,877)       (4,877)           2,999              10              10
                    Japanese yen
                    Receive U.S.
                    dollar and pay          4,308          741           741            4,646             324             324
                    Euro
                    Receive Euro and      111,450       (3,817)       (3,817)               -               -               -
                    pay U.S. dollars
                    Other                  87,957         (766)         (766)         137,811           3,197           3,197

  Interest         Swap transactions
  rate
                   Receive fixed,         652,802       12,846        12,846          673,027           9,332           9,332
                   pay floating
                   Receive floating,    1,544,884      (43,287)      (43,287)       1,729,098         (40,578)        (40,578)
                   pay fixed
                   Receive floating,      354,068          762           762          342,930             150             150
                   pay floating

                 Options
                   Cap purchased          956,280        4,648         4,648        1,093,820           4,022           4,022
                 Total                          -            -       (33,866)               -               -         (23,858)

(Notes)
1. Derivative transactions to which the hedge accounting is applied are not included in the above.
2. Derivative transactions allocated to receivables or payables denominated in foreign currencies in accordance with the "Accounting Standard for Foreign Currency Transaction, etc." are not included in the above.

 ( Segment information)
-----------------------------------------------------------------------------------------------------------------------------------
          [Segment operating results and assets]
          FY 2003 semi-annual (April 1, 2002 through September 30, 2002)


                                                                                                   Intersegment
                                                                                                   Elimination/       Consolidated
                                                        Financial                                  Unallocated           Total
                                        Automotive      Services        All Other       Total         Amount             (Yen
                                         (Yen in        (Yen in          (Yen in       (Yen in       (Yen in               in
                                         millions)      millions)        millions)     millions)     millions)          millions)
-----------------------------------------------------------------------------------------------------------------------------------

Net revenues

    (1) Sales to external customers     7,279,136       341,737          265,807      7,886,681             -           7,886,681
    (2) Intersegment sales and
          transfers                         3,173         8,444          131,226        142,844    (  142,844)                  -
-----------------------------------------------------------------------------------------------------------------------------------
        Total                           7,282,310       350,182          397,034      8,029,526    (  142,844)          7,886,681

    Operating expenses                  6,548,048       347,568          394,463      7,290,080    (  134,226)          7,155,853

-----------------------------------------------------------------------------------------------------------------------------------
    Operating income                      734,261         2,614            2,570        739,446    (    8,618)            730,827
-----------------------------------------------------------------------------------------------------------------------------------

(Notes) 1. Reporting segments
             Reporting segments are defined based on the type of products and services provided
        2. Main products and services of each reporting segment
                Automotive          --   Passenger cars, trucks, buses, etc.
                Financial services  --   Financing operations, etc.
                All other           --   Housing, information technologies, etc.
      3. The following table is a breakdown by segment of the assets, depreciation expenses and capital expenditure belonging to each segment.
         Unallocated corporate assets included in "Intersegment Elimination/Unallocated Amount" is (Y)3,354,735 million, and consists primarily of funds such as cash and deposits, marketable securities and portion of investments in securities of
         TMC.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Intersegment
                                                                                                   Elimination/       Consolidated
                                                        Financial                                  Unallocated           Total
                                        Automotive      Services        All Other       Total         Amount             (Yen
                                         (Yen in        (Yen in          (Yen in       (Yen in       (Yen in               in
                                         millions)      millions)        millions)     millions)     millions)          millions)
-----------------------------------------------------------------------------------------------------------------------------------

Segment assets                          9,073,001      7,198,614         809,616     17,081,232     2,875,704         19,956,937

Depreciation                             353,238          53,364           9,441        416,044             -            416,044

Capital expenditures for                 495,270         224,332          17,730        737,333             -            737,333
segment assets
-----------------------------------------------------------------------------------------------------------------------------------


(Note)   4. Semi-annual consolidated financial statements on non-financial services business and financial services business
            (a) Semi-annual consolidated balance sheets as on non-financial services business and financial services business

--------------------------------------------------------------------------------------------------------------------
                                                                          FY 2003 semi-annual
                                                                          September 30, 2002

--------------------------------------------------------------------------------------------------------------------
                             Item                                 Yen in millions                         Percentage
--------------------------------------------------------------------------------------------------------------------

  (Assets)
       (Non-Financial Services Business)
  1   Current assets
       1 Cash and deposits                                                                 947,523
       2 Trade notes and accounts receivable                                             1,337,361
       3 Marketable securities                                                           1,440,996
       4 Inventories                                                                       986,311
       5 Other                                                                           1,200,850
                                                                                         ----------
         Total current assets                                                            5,913,043           29.6
  2   Fixed assets
   (1) Property, plant and equipment                                                     4,354,678           21.8
   (2) Investments and other assets
       1 Investments in securities                                                       2,381,021
       2 Long-term loans                                                                   374,268
       3 Other                                                                             481,959
                                                                                       ------------
         Total investments and other assets                                              3,237,249           16.2
                                                                                       ------------
         Total fixed assets                                                              7,591,927           38.0
                                                                                       ------------
         Total assets                                                                   13,504,971           67.6

      (Financial Services Business)
  1   Current assets
       1 Cash and deposits                                                                  95,460
       2 Marketable securities                                                               6,814
       3 Installment credits from dealers                                                3,362,829
       4 Other                                                                           1,762,115
                                                                                       -----------
         Total current assets                                                            5,227,220           26.2
  2   Fixed assets
   (1) Property, plant and equipment                                                     1,052,571            5.3
   (2) Intangible fixed assets                                                               4,116            0.0
   (3) Investments and other assets
       1 Investment in securities                                                          218,457
       2 Long-term loans                                                                   570,747
       3 Other                                                                             125,500
                                                                                      ------------
         Total investments and other assets                                                914,705            4.6
                                                                                      ------------
         Total fixed assets                                                              1,971,393           9.9
                                                                                      ------------
         Total assets                                                                    7,198,614           36.1

   (Elimination)
         Elimination of assets                                                            (746,648)          (3.7)

   (Consolidated)
                                                                                      ------------
         Total assets                                                                   19,956,937          100.0
                                                                                      ------------

------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                          FY 2003 semi-annual
                                                                          September 30, 2002
--------------------------------------------------------------------------------------------------------------------
                             Item                                 Yen in millions                         Percentage
--------------------------------------------------------------------------------------------------------------------

   (Liabilities)
       (Non-Financial Services Business)
  1   Current liabilities
       1 Trade notes and accounts payable                                                1,413,256
       2 Current portion of bonds                                                           69,899
       3 Short-term borrowings                                                             866,630
       4 Accrued expenses and other accounts payable                                     1,294,760
       5 Income taxes payable                                                              306,821
       6 Other                                                                             462,871
                                                                                        -----------
         Total current liabilities                                                       4,414,239             22.1
  2   Long-term liabilities
       1 Bonds and convertible bonds                                                       500,400
       2 Long-term debt                                                                    236,640
       3 Other                                                                             811,818
                                                                                        -----------
         Total long-term liabilities                                                     1,548,859              7.8
                                                                                        -----------
         Total liabilities                                                               5,963,099             29.9

       (Financial Services Business)
  1   Current liabilities
       1 Current portion of bonds                                                          939,619
       2 Short-term borrowings                                                             664,435
       3 Commercial paper                                                                1,077,307
       4 Accrued expenses and other accounts payable                                       139,106
       5 Income taxes payable                                                                2,530
       6 Other                                                                             450,598
                                                                                        -----------
         Total current liabilities                                                       3,273,597             16.4
  2   Long-term liabilities
       1 Bonds                                                                           2,730,627
       2 Long-term debt                                                                    456,094
       3 Other                                                                             297,498
                                                                                        -----------
         Total long-term liabilities                                                     3,484,220             17.4
                                                                                        -----------
         Total liabilities                                                               6,757,817             33.8
         (Elimination)                                                                    (747,130)            (3.7)
            Elimination of liabilities
                                                                                        -----------
         (Consolidated)                                                                 11,973,785             60.0
            Total liabilities
                                                                                        -----------

  (Minority interest in consolidated subsidiaries)
          (Consolidated)                                                                   472,094              2.4
  Minority interest in consolidated subsidiaries
                                                                                        -----------

  (Shareholders' equity)
         (Consolidated)
  1   Common stock                                                                         397,049              2.0
  2   Capital surplus                                                                      415,769              2.1
  3   Retained earnings                                                                  6,884,863             34.5
  4   Unrealized gains on other securities, net                                            151,609              0.7
  5   Translation adjustments                                                              (83,968)            (0.4)
  6   Treasury stock                                                                      (254,265)            (1.3)
                                                                                        -----------
         Total shareholder's equity                                                      7,511,057             37.6
                                                                                        -----------
         (Consolidated)                                                                 19,956,937            100.0
            Total liabilities, minority interest in
               consolidated subsidiaries and shareholders'
               equity
                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------

(Notes)
        1. Segment assets in the non-financial services business include unallocated corporate assets.
        2. "Trade notes and accounts receivable", "Inventories" and "Trade notes and accounts payable" in the financial services business were previously presented as separate line items. As these amounts are not material, starting from this semi-annual period "Trade notes and accounts receivable" and "Inventories" are included in "Other" in current assets, and "Trade notes and accounts payable" is included in "Other" in current liabilities. On the other hand, "Commercial paper" in the financial services business was previously included in "Other" in current liabilities. As this item has increased in materiality, it is presented as a separate line item starting from this semi-annual period.

            (b) Semi-annual consolidated statements of income on non-financial services business and financial services business



--------------------------------------------------------------------------------------------------------------------
                                                                          FY 2003 semi-annual
                                                              April 1, 2002 through September 30, 2002
--------------------------------------------------------------------------------------------------------------------
                             Item                                 Yen in millions                         Percentage
--------------------------------------------------------------------------------------------------------------------

       (Non-Financial Services Business)
  1   Net revenues                                                                      7,543,567           100.0
  2   Cost of revenues                                                                  5,697,351            75.5
                                                                                        ---------
         Gross profit                                                                   1,846,216            24.5
  3   Selling, general and administrative expenses                                      1,107,360            14.7
                                                                                        ---------
          Operating income                                                                738,855             9.8
  4   Non-operating income                                                                153,290             2.0
  5   Non-operating expenses                                                               95,605             1.2
                                                                                        ---------
          Ordinary income                                                                 796,540            10.6
  6   Extraordinary gains
          Gains on return of substituted portion of employee          186,050             186,050             2.4
            pension fund
                                                                 --------------------------------
          Income before income taxes and minority interest                                982,591            13.0
            in consolidated subsidiaries

          Income taxes                                                                    395,175             5.2
          Minority interest in consolidated subsidiaries                                   32,519             0.4
                                                                                -----------------
          Net income                                                                      554,895             7.4

       (Financial Services Business)
  1   Net revenues                                                                        350,182            100.0
  2   Cost of revenues                                                                    232,141             66.3
                                                                                -----------------
         Gross profit                                                                     118,040             33.7
  3   Selling, general and administrative expenses                                        115,426             33.0
                                                                                -----------------
          Operating income                                                                  2,614              0.7
  4   Non-operating income                                                                  5,522              1.6
  5   Non-operating expenses                                                                4,543              1.3
                                                                                -----------------
          Ordinary income                                                                   3,592              1.0
                                                                                -----------------
          Income before income taxes and minority interest                                  3,592              1.0
            in consolidated subsidiaries

          Income taxes                                                                        594              0.1
          Minority interest in consolidated subsidiaries                                      272              0.1
                                                                                -----------------
          Net income                                                                        2,725              0.8

         (Elimination)
          Elimination of net income                                                        (3,823)               -

        (Consolidated)
                                                                                -----------------
          Net income                                                                      553,797                -
                                                                                -----------------

---------------------------------------------------------------------------------------------------------------------

                                      -35-

            (c) Semi-annual consolidated statements of cash flows on
                non-financial services business and financial services business


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Y2003 semi-annual
                                                                                              April 1, 2002 through
                                                                                               September 30, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                            Item                                                 Yen in millions
-----------------------------------------------------------------------------------------------------------------------------------
       (Non-Financial Services Business)
  1   Cash flows from operating activities
   1 Income before income taxes and minority interest in consolidated subsidiaries                982,591
   2 Depreciation                                                                                 362,679
   3 Losses on disposal of fixed assets                                                            25,680
   4 Decrease in allowance for retirement benefits                                               (182,293)
   5 Interests and dividend income                                                                (30,473)
   6 Interest expenses                                                                             21,710
   7 Equity in earnings of affiliates                                                             (46,873)
   8 Decrease in trade notes and accounts receivable                                              247,847
   9 Decrease in inventories                                                                        7,805
  10 Decrease in trade notes and accounts payable                                                 (46,458)
  11 Other                                                                                         95,493
                                                                                             -------------------
                                                     Sub total                                  1,437,710
  12 Interest and dividends received                                                               38,029
  13 Interest paid                                                                                (21,398)
  14 Income taxes paid                                                                           (376,974)
----------------------------------------------------------------------------------------------------------------
       Cash flows from operating activities                                                     1,077,366
----------------------------------------------------------------------------------------------------------------
  2   Cash flows from investing activities
   1 Net decrease in time deposits                                                                    663
   2 Purchases of marketable securities and investments in securities                            (388,605)
   3 Proceeds from sales of marketable securities and investments in securities                    77,796
   4 Proceeds on maturity of marketable securities and investments in securities                  386,119
   5 Additions to property, plant and equipment (excluding vehicles for lease)                   (509,178)
   6 Additions to vehicles for lease                                                              (57,793)
   7 Proceeds from sales of property, plant and equipment (excluding vehicles for lease)           25,434
   8 Proceeds from sales of vehicles for lease                                                     19,839
   9 Other                                                                                        (20,566)
----------------------------------------------------------------------------------------------------------------
       Cash flows from investing activities                                                      (466,291)
----------------------------------------------------------------------------------------------------------------
  3   Cash flows from financing activities
   1 Net decrease in short-term borrowings                                                        (61,792)
   2 Proceeds from origination of long-term debt                                                    8,675
   3 Payments for long-term debt                                                                  (33,992)
   4 Purchase of treasury stock                                                                  (169,213)
   5 Dividends paid                                                                               (53,342)
   6 Other                                                                                          7,973
----------------------------------------------------------------------------------------------------------------
       Cash flows from financing activities                                                      (301,690)
----------------------------------------------------------------------------------------------------------------
  4   Effect of exchange rate changes on cash and cash equivalents                                (32,659)
----------------------------------------------------------------------------------------------------------------
  5   Net increase in cash and cash equivalents                                                   276,725
----------------------------------------------------------------------------------------------------------------
  6   Cash and cash equivalents at beginning of period                                          1,541,940
----------------------------------------------------------------------------------------------------------------
  7   Cash and cash equivalents at end of period                                                1,818,666
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Y2003 semi-annual
                                                                                              April 1, 2002 through
                                                                                               September 30, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                            Item                                                 Yen in millions
-----------------------------------------------------------------------------------------------------------------------------------

       (Financial Services Business)
  1   Cash flows from operating activities
   1 Income before income taxes and minority interest in consolidated subsidiaries                                         3,592
   2 Depreciation                                                                                                         53,364
   3 Equity in earnings of affiliates                                                                                     (4,754)
   4 Increase in trade notes and accounts receivable                                                                    (400,729)
   5 Increase in loans receivable of consolidated financial subsidiaries                                                 (98,704)
   6 Other                                                                                                               (94,232)
                                                                                             ---------------------------------------
                                                     Sub total                                                          (541,463)
   7 Interests and dividends received                                                                                      1,766
   8 Income taxes paid                                                                                                    (5,666)
------------------------------------------------------------------------------------------------------------------------------------
       Cash flows from operating activities                                                                             (545,364)
------------------------------------------------------------------------------------------------------------------------------------
  2   Cash flows from investing activities
   1 Net increase in time deposits                                                                                       (11,911)
   2 Purchases of marketable securities and investments in securities                                                    (95,707)
   3 Proceeds from sales of marketable securities and investments in securities                                           29,836
   4 Proceeds on maturity of marketable securities and investments in securities                                          76,127
   5 Additions to property, plant and equipment (excluding vehicles for lease)                                           (24,594)
   6 Additions to vehicles for lease                                                                                    (199,084)
   7 Proceeds from sales of property, plant and equipment (excluding vehicles for lease)                                   6,171
   8 Proceeds from sales of vehicles for lease                                                                           106,758
   9 Other                                                                                                                17,900
------------------------------------------------------------------------------------------------------------------------------------
       Cash flows from investing activities                                                                              (94,502)
------------------------------------------------------------------------------------------------------------------------------------
  3   Cash flows from financing activities
   1 Net increase in short-term borrowings                                                                                29,242
   2 Net increase in commercial paper                                                                                    210,671
   3 Proceeds from origination of long-term debt                                                                          47,942
   4 Payments for long-term debt                                                                                         (38,451)
   5 Proceeds from issuance of bonds                                                                                     691,727
   6 Payments for redemption of bonds                                                                                   (364,453)
------------------------------------------------------------------------------------------------------------------------------------
       Cash flows from financing activities                                                                              576,679
------------------------------------------------------------------------------------------------------------------------------------
  4   Effect of exchange rate changes on cash and cash equivalents                                                        (8,277)
------------------------------------------------------------------------------------------------------------------------------------
  5   Net decrease in cash and cash equivalents                                                                          (71,464)
------------------------------------------------------------------------------------------------------------------------------------
  6   Cash and cash equivalents at beginning of period                                                                   146,185
------------------------------------------------------------------------------------------------------------------------------------
  7   Cash and cash equivalents at end of period                                                                          74,721
                                                                                             ---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       (Consolidated)
  1   Effect of exchange rate changes on cash and cash equivalents                                                       (40,937)
------------------------------------------------------------------------------------------------------------------------------------
  2   Net increase in cash and cash equivalents                                                                          205,261
------------------------------------------------------------------------------------------------------------------------------------
  3   Cash and cash equivalents at beginning of period                                                                 1,688,126
------------------------------------------------------------------------------------------------------------------------------------
  4   Cash and cash equivalents at end of period                                                                       1,893,387
                                                                                             ---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        FY2003 (April 1, 2002 through March 31, 2003)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Intersegment
                                                        Financial     All Other       Total        Elimination/      Consolidated
                                         Automotive     Services       (Yen in       (Yen in       Unallociated          Total
                                          (Yen in       (Yen in       millions)      millions)        Amount            (Yen in
                                          millions      millions)                                (Yen in millions)      millions)
-----------------------------------------------------------------------------------------------------------------------------------

   Net revenues

    (1) Sales to external customers     14,788,940        700,961       564,387     16,054,290               -        16,054,290

    (2) Intersegment sales and              12,337         19,045       307,564        338,947     (  338,947)                -
           transfer
-----------------------------------------------------------------------------------------------------------------------------------
                 Total                  14,801,278        720,007       871,952     16,393,238     (  338,947)        16,054,290

    Operating Expenses                  13,468,917        691,486       857,569     15,017,973     (  327,363)        14,690,610
-----------------------------------------------------------------------------------------------------------------------------------
    Operating Income                     1,332,360         28,520        14,383      1,375,264     (   11,584)         1,363,679
-----------------------------------------------------------------------------------------------------------------------------------
   (Notes)
     1. Reporting segments
             Reporting segments are defined based on the type of products and services provided
     2. Main products and services of each segment
           Automotive                  --     Passenger cars, trucks, buses, etc.
           Financial services          --     Financing operations, etc.
           All other                   --     Housing, information technologies, etc.
     3. The following table is a breakdown by segment of the assets, depreciation expenses and capital expenditure belonging to each segment.
        Unallocated corporate assets included in "Intersegment Elimination/Unallocated Amount" is 3,136,008 million yen, and consists primarily of funds such as cash and deposits, marketable securities and portion of investments in securities of
        TMC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Intersegment
                                                        Financial     All Other       Total        Elimination/      Consolidated
                                         Automotive     Services       (Yen in       (Yen in       Unallociated          Total
                                          (Yen in       (Yen in       millions)      millions)        Amount            (Yen in
                                          millions      millions)                                 (Yen in millions)     millions)
-----------------------------------------------------------------------------------------------------------------------------------

     Segment assets                      9,617,993      7,657,144       857,739     18,132,877      2,609,508         20,742,386

     Depreciation                          722,742        109,151        19,740        851,634              -            851,634

     Capital expenditures for            1,013,586        470,863        52,708      1,537,157              -           1,537,157
     segment assets
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(Note) 4. Consolidated financial statements on non-financial services business and financial services business
      (a) Consolidated balance sheets on non-financial services business and financial services business

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        FY2003
                                                                                   March 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
                             Item                                         Yen in millions                       Percentage
-----------------------------------------------------------------------------------------------------------------------------
  (Assets)
       (Non-Financial Services Business)
  1   Current assets
       1 Cash and deposits                                                                         443,913
       2 Trade notes and accounts receivable                                                     1,599,344
       3 Marketable securities                                                                   1,655,596
       4 Inventories                                                                             1,072,947
       5 Other                                                                                   1,293,207
                                                                                  ---------------------------
         Total current assets                                                                    6,065,008            29.2
  2   Fixed assets
    (1) Property, plant and equipment                                                            4,447,518            21.5
    (2) Investments and other assets
       1 Investments in securities                                                               2,422,902
       2 Long-term loans                                                                           327,945
       3 Other                                                                                     590,028
                                                                                  ---------------------------
         Total investments and other assets                                                      3,340,877            16.1
                                                                                  ---------------------------
         Total fixed assets                                                                      7,788,396            37.6
                                                                                  ---------------------------
         Total assets                                                                           13,853,404            66.8

       (Financial Services Business)
  1   Current assets
       1 Cash and deposits                                                                         176,957
       2 Marketable securities                                                                       6,381
       3 Installment credits from dealers                                                        3,320,405
       4 Other                                                                                   2,038,920
                                                                                  ---------------------------
         Total current assets                                                                    5,542,664            26.7
  2   Fixed assets
    (1) Property, plant and equipment                                                            1,059,466             5.1
    (2) Intangible fixed assets                                                                      5,123             0.0
    (3) Investments and other assets
       1 Investments in securities                                                                 273,036
       2 Long-term loans                                                                           610,249
       3 Other                                                                                     166,603
                                                                                  ---------------------------
         Total investments and other assets                                                      1,049,889             5.1
                                                                                  ---------------------------
         Total fixed assets                                                                      2,114,479            10.2
                                                                                  ---------------------------
         Total assets                                                                            7,657,144            36.9

       (Elimination)
         Elimination of assets                                                                    (768,162)          (3.7)

       (Consolidated)
                                                                                  ---------------------------
         Total assets                                                                           20,742,386           100.0
                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        FY2003
                                                                                   March 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
                             Item                                         Yen in millions                       Percentage
-----------------------------------------------------------------------------------------------------------------------------
  (Liabilities)
       (Non-Financial Services Business)
  1   Current liabilities
       1 Trade notes and accounts payable                                                      1,570,853
       2 Current portion of bonds                                                                 63,308
       3 Short-term borrowings                                                                   843,193
       4 Accrued expenses and other accounts payable                                           1,235,818
       5 Income taxes payable                                                                    310,232
       6 Other                                                                                   713,471
                                                                                ---------------------------
         Total current liabilities                                                             4,736,878               22.8
  2   Long-term liabilities
       1 Bonds and convertible bonds                                                             500,400
       2 Long-term debt                                                                          247,730
       3 Other                                                                                   842,864
                                                                                ---------------------------
         Total long-term liabilities                                                           1,590,995                7.7
                                                                                ---------------------------
         Total liabilities                                                                     6,327,874               30.5

       (Financial Services Business)
  1   Current liabilities
       1 Current portion of bonds                                                              1,060,727
       2 Short-term borrowings                                                                   667,814
       3 Commercial papers                                                                     1,031,271
       4 Accrued expenses and other accounts payable                                             154,595
       5 Income taxes payable                                                                      6,962
       6 Other                                                                                   483,151
                                                                                ---------------------------
         Total current liabilities                                                             3,404,522               16.4
  2   Long-term liabilities
       1 Bonds                                                                                 3,019,944
       2 Long-term debt                                                                          510,829
       3 Other                                                                                   291,392
                                                                                ---------------------------
         Total long-term liabilities                                                           3,822,166               18.4
                                                                                ---------------------------
         Total liabilities                                                                     7,226,689               34.8
         (Elimination)                                                                          (768,651)              (3.7)
            Elimination of liabilities
                                                                                ---------------------------
         (Consolidated)                                                                       12,785,911               61.6
            Total liabilities

  (Minority interest in consolidated subsidiaries)
         (Consolidated)                                                                          496,207                2.4
   Minority interest in consolidated subsidiaries

  (Shareholders' equity)
         (Consolidated)
  1   Common stock                                                                               397,049                1.9
  2   Capital surplus                                                                            418,401                2.0
  3   Retained earnings                                                                        7,219,896               34.8
  4   Unrealized gains on other securities, net                                                   78,630                0.4
  5   Translation adjustments                                                                   (112,350)              (0.5)
  6   Treasury stock                                                                            (541,360)              (2.6)
                                                                                ---------------------------
         Total Shareholder's equity                                                            7,460,267               36.0
                                                                                ---------------------------
         (Consolidated)
            Total liabilities, minority interest in
              consolidated subsidiaries and shareholders'                                     20,742,386              100.0
              equity
                                                                                ---------------------------
-----------------------------------------------------------------------------------------------------------------------------

  Note 1 Segment assets in the non-financial services business include unallocated corporate assets.
       2 "Commercial papers" in the financial services business was previously included in "Other" in current liabilities. Due to the fact that this amount became material as of March 31, 2003, it has been presented as a separate line item.

            (b) Consolidated statements of income on non-financial services business and financial services business


-----------------------------------------------------------------------------------------------------------------------------
                                                                                        FY2003
                                                                                April 1, 2002 through
                                                                                   March 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
                             Item                                         Yen in millions                       Percentage
-----------------------------------------------------------------------------------------------------------------------------
       (Non-Financial Services Business)
  1   Net revenues                                                                          15,362,780              100.0
  2   Cost of revenues                                                                      11,730,912               76.4
                                                                              ---------------------------
         Gross profit                                                                        3,631,868               23.6
  3   Selling, general and administrative expenses                                           2,279,566               14.8
                                                                              ---------------------------
          Operating income                                                                   1,352,301                8.8
  4   Non-operating income                                                                     287,566                1.9
  5   Non-operating expenses                                                                   256,878                1.7
                                                                              ---------------------------
          Ordinary income                                                                    1,382,989                9.0
                                                                              ---------------------------
  6   Extraordinary gains
          Gains on return of substitutional                          235,314                   235,314                1.5
            portion of employees' pension fund
                                                               ------------------------------------------
          Income before income taxes and minority interest                                   1,618,304               10.5
            in consolidated subsidiaries

          Income taxes                                                                         637,385                4.2
          Minority interest in consolidated                                                     53,279                0.3
            subsidiaries
                                                                              ---------------------------
          Net income                                                                           927,639                6.0

       (Financial Services Business)
  1   Net revenues                                                                             720,007              100.0
  2   Cost of revenues                                                                         428,327               59.5
                                                                              ---------------------------
         Gross profit                                                                          291,679               40.5
  3   Selling, general and administrative expenses                                             263,158               36.5
                                                                              ---------------------------
          Operating income                                                                      28,520                4.0
  4   Non-operating income                                                                      12,773                1.8
  5   Non-operating expenses                                                                     9,824                1.4
                                                                              ---------------------------
          Ordinary income                                                                       31,468                4.4
                                                                              ---------------------------
          Income  before  income taxes and minority  interest                                   31,468                4.4
            in consolidated subsidiaries

          Income taxes                                                                          13,790                1.9
          Minority interest in consolidated                                                        575                0.1
            subsidiaries
                                                                              ---------------------------
          Net income                                                                            17,102                2.4

       (Elimination)
          Elimination of net income                                                                (71)               -

       (Consolidated)
                                                                              ---------------------------
          Net income                                                                           944,671                -
                                                                              ---------------------------

-----------------------------------------------------------------------------------------------------------------------------

            (c) Consolidated statements of cash flows on non-financial services business and financial services business

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              FY2003
                                                                                                       April 1, 2002 through
                                                                                                          March 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
                                            Item                                                          Yen in millions
-----------------------------------------------------------------------------------------------------------------------------
       (Non-Financial Services Business)
  1   Cash flows from operating activities
        1 Income before income taxes and minority interest in                                                   1,618,304
           consolidated subsidiaries
       2 Depreciation                                                                                             742,482
       3 Losses on disposal of fixed assets                                                                        53,576
       4 Decrease in allowance for retirement benefits                                                           (113,836)
       5 Interest and dividend income                                                                             (55,078)
       6 Interest expenses                                                                                         48,748
       7 Equity in earnings of affiliates                                                                         (70,649)
       8 Decrease in trade notes and accounts receivable                                                            2,952
       9 Increase in inventories                                                                                  (25,842)
      10 Increase in trade notes and accounts payable                                                             105,652
      11 Other                                                                                                    150,494
                                                                                        --------------------------------------
                                                     Sub total                                                  2,456,804
      12 Interests and dividends received                                                                          69,798
      13 Interests paid                                                                                           (49,285)
      14 Income taxes paid                                                                                       (649,282)
-----------------------------------------------------------------------------------------------------------------------------
       Cash flows from operating activities                                                                     1,828,034
-----------------------------------------------------------------------------------------------------------------------------
  2   Cash flows from investing activities
        1 Net increase in time deposits                                                                           (19,935)
        2 Purchases of marketable securities and investments in                                                  (860,913)
           securities
        3 Proceeds from sales of marketable securities and investments                                            146,331
           in securities
        4 Proceeds on maturity of marketable securities and                                                       591,922
           investments in securities
        5 Additions to property, plant and equipment (excluding vehicles for lease)                              (964,338)
        6 Additions to vehicles for lease                                                                        (121,227)
        7 Proceeds from sales of property, plant and equipment (excluding                                          52,929
           vehicles for lease)
        8 Proceeds from sales of vehicles for lease                                                                61,222
        9 Other                                                                                                   (53,639)
-----------------------------------------------------------------------------------------------------------------------------
      Cash flows from investing activities                                                                     (1,167,647)
-----------------------------------------------------------------------------------------------------------------------------
  3   Cash flows from financing activities
        1 Net decrease in short-term borrowings                                                                  (104,607)
        2 Proceeds from origination of long-term debt                                                              39,447
        3 Payments for long-term debt                                                                             (82,090)
        4 Purchase of treasury stock                                                                             (454,611)
        5 Dividends paid                                                                                         (109,330)
        6 Other                                                                                                    11,982
-----------------------------------------------------------------------------------------------------------------------------
       Cash flows from financing activities                                                                      (699,209)
-----------------------------------------------------------------------------------------------------------------------------
  4   Effect of exchange rate changes on cash and cash equivalents                                                (34,172)
-----------------------------------------------------------------------------------------------------------------------------
  5   Net decrease in cash and cash equivalents                                                                   (72,995)
-----------------------------------------------------------------------------------------------------------------------------
  6   Cash and cash equivalents at beginning of year                                                            1,541,940
-----------------------------------------------------------------------------------------------------------------------------
  7   Cash and cash equivalents at end of year                                                                  1,468,944
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              FY2003
                                                                                                       April 1, 2002 through
                                                                                                          March 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
                                            Item                                                          Yen in millions
-----------------------------------------------------------------------------------------------------------------------------
       (Financial Services Business)
  1   Cash flows from operating activities
   1 Income before income taxes and minority interest in                                                           31,468
      consolidated subsidiaries
   2 Depreciation                                                                                                 109,151
   3 Equity in earnings of affiliates                                                                             (11,317)
   4 Increase in trade notes and accounts receivable                                                             (367,213)
   5 Increase in loans receivable of consolidated finance subsidiaries                                           (407,186)
   6 Other                                                                                                        153,296
                                                                                        -------------------------------------
                                                     Sub total                                                   (491,800)
   7 Interests and dividends received                                                                               1,766
   8 Income taxes paid                                                                                             (8,526)
-----------------------------------------------------------------------------------------------------------------------------
       Cash flows from operating activities                                                                      (498,560)
-----------------------------------------------------------------------------------------------------------------------------
  2   Cash flows from investing activities
   1 Net increase in time deposits                                                                                (12,259)
   2 Purchases of marketable securities and investments in                                                       (250,670)
      securities
   3 Proceeds from sales of marketable securities and investments                                                  62,444
      in securities
   4 Proceeds on maturity of marketable securities and                                                            132,059
      investments in securities
   5 Additions to property, plant and equipment (excluding vehicles for lease)                                    (48,465)
   6 Additions to vehicles for lease                                                                             (419,718)
   7 Proceeds from sales of property, plant and equipment (excluding                                               11,144
      vehicles for lease)
   8 Proceeds from sales of vehicles for lease                                                                    222,617
   9 Other                                                                                                         35,365
-----------------------------------------------------------------------------------------------------------------------------
       Cash flows from investing activities                                                                      (267,482)
-----------------------------------------------------------------------------------------------------------------------------
  3   Cash flows from financing activities
   1 Net decrease in short-term borrowings                                                                        (45,124)
   2 Net increase in commercial papers                                                                            159,080
   3 Proceeds from origination of long-term debt                                                                  166,768
   4 Payments for long-term debt                                                                                  (82,508)
   5 Proceeds from issuance of bonds                                                                            1,414,564
   6 Payments for redemption of bonds                                                                            (830,698)
-----------------------------------------------------------------------------------------------------------------------------
       Cash flows from financing activities                                                                       782,080
-----------------------------------------------------------------------------------------------------------------------------
  4   Effect of exchange rate changes on cash and cash equivalents                                                 (7,925)
-----------------------------------------------------------------------------------------------------------------------------
  5   Net increase in cash and cash equivalents                                                                     8,111
-----------------------------------------------------------------------------------------------------------------------------
  6   Cash and cash equivalents at beginning of year                                                              146,185
-----------------------------------------------------------------------------------------------------------------------------
  7   Cash and cash equivalents at end of year                                                                    154,297
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
       (Consolidated)
  1   Effect of exchange rate changes on cash and cash equivalents                                                (42,098)
-----------------------------------------------------------------------------------------------------------------------------
  2   Net decrease in cash and cash equivalents                                                                   (64,884)
-----------------------------------------------------------------------------------------------------------------------------
  3   Cash and cash equivalents at beginning of year                                                            1,688,126
-----------------------------------------------------------------------------------------------------------------------------
  4   Cash and cash equivalents at end of year                                                                  1,623,241
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        [Geographic information]
        FY2003 semi-annual (April 1, 2002 through September 30, 2003)
--------------------------------------------------------------------------------------------------------------------------------
                                                                         Other                   Intersegment
                                                North                   Foreign                  Elimination/      Consolidated
                                    Japan      America      Europe     Countries     Total       Unallociated          Total
                                   (Yen in     (Yen in     (Yen in      (Yen in     (Yen in         Amount            (Yen in
                                   millions)   millions)   millions)    millions)   millions)      (Yen in            millions)
                                                                                                   millons)
--------------------------------------------------------------------------------------------------------------------------------
   Net revenues
    (1) Sales to external         3,300,299    3,091,451     714,199     780,731    7,886,681               -         7,886,681
          customers
    (2) Intersegment sales and    2,088,302      127,371      32,043      43,169    2,290,887      (2,290,887)                -
          transfers
--------------------------------------------------------------------------------------------------------------------------------
               Total              5,388,602    3,218,822     746,243     823,901   10,177,568      (2,290,887)        7,886,691

    Operating Expenses            4,852,733    3,039,678     740,825     799,339    9,432,577      (2,276,723)        7,155,853
--------------------------------------------------------------------------------------------------------------------------------
    Operating Income                535,868      178,144       5,417      24,561      744,991         (14,163)          730,827
--------------------------------------------------------------------------------------------------------------------------------
   (Notes)
     1. Reporting segments
             Reporting segments are defined based on geographic proximity.
     2. Main countries and regions in each reporting segment
           North America               --     United States of America, Canada
           Europe                      --     Belgium, Germany, United Kingdom
           Other foreign countries     --     Thailand, Australia
     3. The following table is a breakdown of the assets belonging to each reporting segment.
        Unallocated corporate assets included in "Intersegment Elimination/Unallocated Amount" is 3,354,735 yen million, and consists primarily of funds such as cash and deposits, marketable securities and portion of investments in securities of
        TMC.

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Other                   Intersegment
                                                North                   Foreign                  Elimination/      Consolidated
                                    Japan      America      Europe     Countries     Total       Unallociated          Total
                                   (Yen in     (Yen in     (Yen in      (Yen in     (Yen in         Amount            (Yen in
                                   millions)   millions)   millions)    millions)   millions)      (Yen in            millions)
                                                                                                   millons)
--------------------------------------------------------------------------------------------------------------------------------
    Assets                        8,928,115    6,457,512   1,301,488     967,875   17,654,992       2,301,945        19,956,937
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        FY2003 (April 1, 2002 through March 31, 2003)
--------------------------------------------------------------------------------------------------------------------------------
                                                                         Other                   Intersegment
                                                North                   Foreign                  Elimination/      Consolidated
                                    Japan      America      Europe     Countries     Total       Unallociated          Total
                                   (Yen in     (Yen in     (Yen in      (Yen in     (Yen in         Amount            (Yen in
                                   millions)   millions)   millions)    millions)   millions)      (Yen in            millions)
                                                                                                   millons)
--------------------------------------------------------------------------------------------------------------------------------
   Net revenues
    (1) Sales to external         6,990,384    5,973,581   1,505,895   1,584,428   16,054,290               -        16,054,290
          customers
    (2) Intersegment sales and    4,274,841      289,118      85,137     111,381    4,760,478      (4,760,478)                -
          transfers
--------------------------------------------------------------------------------------------------------------------------------
               Total             11,265,225    6,262,699   1,591,033   1,695,810   20,814,679      (4,760,478)       16,054,290

    Operating Expenses           10,232,412    5,972,908   1,587,128   1,643,300   19,435,749      (4,745,139)       14,690,610
--------------------------------------------------------------------------------------------------------------------------------
    Operating Income              1,032,813      289,791       3,904      52,509    1,379,019      (   15,339)        1,363,679
--------------------------------------------------------------------------------------------------------------------------------
   (Notes)
     1. Reporting segments
           Reporting segments are defined based on geographic proximity.
     2. Main countries and regions in each reporting segment
           North America               --     United States of America, Canada
           Europe                      --     Belgium, Germany, United Kingdom
           Other foreign countries     --     Thailand, Australia
     3. The following table is a breakdown of the assets belonging to each reporting segment.
        Unallocated corporate assets included in "Intersegment Elimination/Unallocated Amount" is 3,136,008 yen million, and consists primarily of funds such as cash and deposits, marketable securities and portion of investments in securities of
        TMC.

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Other                   Intersegment
                                                North                   Foreign                  Elimination/      Consolidated
                                    Japan      America      Europe     Countries     Total       Unallociated          Total
                                   (Yen in     (Yen in     (Yen in      (Yen in     (Yen in         Amount            (Yen in
                                   millions)   millions)   millions)    millions)   millions)      (Yen in            millions)
                                                                                                   millons)
--------------------------------------------------------------------------------------------------------------------------------
    Assets                        9,474,768    6,577,056   1,557,523   1,211,312   18,820,660       1,921,725        20,742,386
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
          [Overseas Sales]
        FY 2003 semi-annual (April 2002 through September 2002)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Other Foreign
                                    North America             Europe                  Countries                 Total
--------------------------------------------------------------------------------------------------------------------------------
   1  Overseas sales                    3,216,881               717,383                 1,328,687               5,262,952
       (Yen in millions)
--------------------------------------------------------------------------------------------------------------------------------
   2  Consolidated sales                                                                                        7,886,681
       (Yen in millions)
--------------------------------------------------------------------------------------------------------------------------------
   3  Ratio of overseas sales to             40.8                   9.1                     16.8                     66.7
      consolidated sales (%)
--------------------------------------------------------------------------------------------------------------------------------
   (Notes)
     1. Reporting segments
           Reporting segments are defined based on geographic proximity.
     2. Main countries and regions in each reporting segment
           North America               --     United States of America, Canada
           Europe                      --     Germany, United Kingdom
           Other foreign countries     --     Thailand, Australia
     3. Overseas sales shows revenues recorded at TMC and its consolidated subsidiaries in countries or regions outside of Japan.


        FY 2003 (April 1, 2002 through March 31, 2003)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Other Foreign
                                    North America             Europe                  Countries                 Total
--------------------------------------------------------------------------------------------------------------------------------
   1  Overseas sales                    6,243,637             1,547,389                 2,666,889              10,457,916
       (Yen in millions)
--------------------------------------------------------------------------------------------------------------------------------
   2  Consolidated sales                                                                                       16,054,290
       (Yen in millions)
--------------------------------------------------------------------------------------------------------------------------------
   3  Ratio of overseas sales to             38.9                   9.6                     16.6                     65.1
      consolidated sales (%)
--------------------------------------------------------------------------------------------------------------------------------
   (Notes)
     1. Reporting segments
           Reporting segments are defined based on geographic proximity.
     2. Main countries and regions in each reporting segments
           North America               --     United States of America, Canada
           Europe                      --     Germany, United Kingdom
           Other foreign countries     --     Thailand, Australia
     3. Overseas sales shows revenues recorded at TMC and its consolidated subsidiaries in countries or regions outside of Japan.
--------------------------------------------------------------------------------------------------------------------------------

      (Per Share Data)

-------------------------------------------------------------------------------------------------------------------------------
             FY2003 semi-annual                       FY2004 semi-annual                             FY2003
            April 1, 2002 through                    April 1, 2003 through                   April 1, 2002 through
              September 30, 2002                       September 30, 2003                         March 31, 2003
-------------------------------------------------------------------------------------------------------------------------------
  1     Net assets per share                                                        1     Net assets per share

                               2,179.68 yen                                                                     2,226.34 yen


  2     Basic net income per share for                                              2     Basic net income per share
          semi-annual period
                                                                                                                  272.75 yen
                                 158.54 yen


  3     Diluted net income per share for                                            3     Diluted net income per share
          semi-annual period
                                                                                                                  272.73 yen
                                 158.54 yen


  (Additional Information)                                                                TMC has adopted "Accounting
      TMC has adopted "Accounting                                                         Standard for Earnings Per Share"
      Standard for Earnings Per Share"                                                    (Financial Accounting Standards
      (Financial Accounting Standards                                                     No.2) and "Implementation
      No.2) and "Implementation                                                           Guidance of Accounting Standard
      Guidance of Accounting Standard                                                     for Earnings Per Share"
      for Earnings Per Share"                               ______                        (Implementation Guidance of
      (Implementation Guidance of                                                         Financial Accounting Standards No.
      Financial Accounting Standards No.                                                  4) for this fiscal year.
      4) for this period.
                                                                                          The following represents the per
      The following represents the per                                                    share data for the year ended March
      share data for the period ended                                                     31, 2003, as if it was calculated
      September 30, 2002, as if it was                                                    based on the previous method.
      calculated based on the previous
      method.
                                                                                    1     Net assets per share
  1     Net assets per share                                                                                    2,192.85 yen

                               2,158.47 yen                                         2     Basic net income per share

  2     Basic net income per share for                                                                            269.48 yen
          semi-annual period
                                                                                    3     Diluted net income per share
                                 156.15 yen
                                                                                                                  269.48 yen
  3     Diluted net income per share for
          semi-annual period

                                 156.15 yen

-------------------------------------------------------------------------------------------------------------------------------

           (Note) Bases for the calculation of basic and diluted net income per share for the (semi-annual) period are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                         FY2003 semi-annual               FY2004 semi-annual                    FY2003
                                        April 1, 2002 through           April 1, 2003 through            April 1, 2002 through
                                          September 30, 2002               September 30, 2003                March 31, 2003
                                           (Yen in millions)               (Yen in millions)                (Yen in millions)
----------------------------------------------------------------------------------------------------------------------------------
Basic net income per share
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             553,797                                -                        944,671
----------------------------------------------------------------------------------------------------------------------------------
  The amount not attributed to
    common shareholders                                        -                                -                          2,382
----------------------------------------------------------------------------------------------------------------------------------
  (Bonuses to the directors
    based on the                                               -                                -                          2,382
    appropriation of
    earnings, inner amount)
----------------------------------------------------------------------------------------------------------------------------------
  Net income attributed to                               553,797                                -                        942,289
    common shares
----------------------------------------------------------------------------------------------------------------------------------
  Weighted-average number
    of common shares                        3,492,915,041 shares                                -           3,454,704,711 shares
    during the period
----------------------------------------------------------------------------------------------------------------------------------
Diluted net income per
  share
----------------------------------------------------------------------------------------------------------------------------------
  The amount adjusted to                                     (2)                                -                           (52)
    net income
----------------------------------------------------------------------------------------------------------------------------------
  (The amount resulting
    from the changes in
    equity ownership of
    TMC and the decreased                                    (2)                                -                           (52)
    amount in interest
    expenses of the
    subsidiaries, inner
    amount)
----------------------------------------------------------------------------------------------------------------------------------
  Increase in number of                             6,071 shares                         - shares                  21,577 shares
    common shares
----------------------------------------------------------------------------------------------------------------------------------
  (The number of common
    shares to be used for the
    stock option plan under
    Articles 280-20 and
    280-21 of Japanese                              6,071 shares                         - shares                  21,577 shares
    Commercial Code,
    inner amount)
----------------------------------------------------------------------------------------------------------------------------------
The description of shares              The shares to be used for                  -                  The shares to be used for
  not included in the                the stock option plan under                                     the stock option plan under
  calculation of diluted net            Article 210-2 of the old                                     Article 210-2 of the old
  income per share due to               Japanese Commercial Code                                     Japanese Commercial Code
  anti-dilutive effect                          2,011,000 shares                                             1,941,000 shares


                                         Unsecured warrant bonds                                     Unsecured warrant bonds

                                                  116,400 shares                                              116,400 shares
----------------------------------------------------------------------------------------------------------------------------------

      (Subsequent Events)

---------------------------------------------------------------------------------------------------------------------------------
             FY2003 semi-annual                         FY2004 semi-annual                             FY2003
            April 1, 2002 through                      April 1, 2003 through                   April 1, 2002 through
              September 30, 2002                         September 30, 2003                         March 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
   Subsequent to the date of this
   semi-annual period end and before the
   date of submission of this
   Semi-Annual Securities Report, TMC
   repurchased 29,385 thousand shares of                       ______                                   ______
   its common stock at a cost of 93,125
   million yen pursuant to a resolution
   made in its general shareholders'
   meeting held on June 26, 2002.
---------------------------------------------------------------------------------------------------------------------------------

   Notes to semi-annual consolidated financial statements

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

    1     Accounting Principles, Procedures and Presentation Methods for
        Semi-Annual Consolidated Financial Statements
        The accompanying semi-annual consolidated financial statements of Toyota Motor Corporation (the "parent company") have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

        In September 1999, the parent company listed its American Depositary Shares ("ADS") on the New York Stock Exchange. Since then, the parent company has prepared the consolidated financial statements in accordance with the terminology, forms and preparation methods required in issuing ADS and registered them with the United States Securities and Exchange Commission.

        The following paragraphs describe the major differences between accounting principles, procedures and presentation methods for semi-annual consolidated financial statements which the parent company and its subsidiaries (collectively "Toyota") adopt and those in Japan.

        (1) Semi-annual consolidated statements of shareholders' equity Toyota has prepared semi-annual consolidated statements of shareholders' equity which present all changes in shareholders' equity during a period as a part of its semi-annual consolidated financial statements.

            The consolidated comprehensive income and all components of comprehensive income are disclosed in accordance with Statement of Financial Accounting Standards ("FAS") No. 130 Reporting Comprehensive Income in the semi-annual consolidated statements of shareholders' equity. In the Statement, comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from nonowner sources, and consists of net income and other comprehensive income. Other comprehensive income includes any changes in foreign currency translation adjustments, unrealized gains or losses on securities and minimum pension liability adjustments.

            Any changes in capital surplus and retained earnings during a period presented in semi-annual consolidated statements of capital surplus and retained earnings under accounting principles generally accepted in Japan ("Japanese GAAP") are included in the semi-annual consolidated statements of shareholders' equity.

        (2) The basis for determination of subsidiary
            Under U.S. GAAP, subsidiaries subject to the consolidation are determined mainly based on the ownership of voting shares (more than 50%). Under Japanese GAAP, subsidiaries according to the control basis are added to those subsidiaries determined by the ownership of voting shares.

        (3) Reporting category of equity in earnings of affiliated companies Under Japanese GAAP, equity in earnings of affiliated companies is included in non-operating income or expenses, while under U.S. GAAP, it is presented below "Income before minority interest and equity in earnings of affiliated companies".

        (4) Recognition of gains on transfer of the substitutional portion of the employee pension fund
            Under Japanese GAAP, gains or losses on transfer of the substitutional portion of the employee pension fund are required to be recognized at the date of the approval for the separation of the benefit obligation that relates to past employee services, while those gains or losses can be recognized as a transitional measure at the date of the approval for the exemption from the payment of the benefits related to future employee services. Under U.S. GAAP, those gains or losses should be recorded upon completion of the actual transfer of the plan assets to the government.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

        (5) Accounting for leases
            Under U.S. GAAP, Toyota has accounted for lease transactions in accordance with FAS No. 13 Accounting for Leases. In the Statement, as a lessor, Toyota has accounted them as if they are sold, and as "sales-type leases" or "direct financing leases" for lease transactions that meet certain criteria. As a lessee, Toyota has recorded fixed assets as "capital leases" for lease transactions that meet certain criteria.

        (6) Accounting for accrued pension and severance costs
            Under U.S. GAAP, Toyota has accrued pension and severance costs in accordance with FAS No. 87 Employers' Accounting for Pensions ("FAS 87") and FAS No. 88 Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits. In FAS 87, additional minimum pension liabilities are required when the accumulated benefit obligation exceeds the fair value of plan assets, while such treatment is not provided under Japanese GAAP. Under U.S. GAAP, unrecognized actuarial gain or loss is amortized over the remaining service period of employees when such balance at beginning of year exceeds the "Corridor" which is defined as a 10% of larger of projected benefit obligation or fair value of plan assets, while such gain or loss is amortized for a certain period regardless of the Corridor under Japanese GAAP.

        (7) Accounting for goodwill
            Under U.S. GAAP, goodwill shall not be amortized and shall be tested for impairment on annual basis and between annual tests if an event occurs or circumstances change that would indicate the possibility of the impairment, and written off when impaired in accordance with FAS No. 142 Goodwill and Other Intangible Assets. Under Japanese GAAP, goodwill shall be amortized over 5 years on the straight-line method, while it shall be expensed as incurred, if not material.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
    2      Nature of operations
        Toyota is primarily engaged in the design, manufacture, assembly and sale of passenger cars, sport-utility vehicles, minivans, trucks and related parts and accessories throughout the world. In addition, Toyota provides retail and wholesale financing, retail leasing and certain other financial services primarily to its dealers and their customers related to vehicles manufactured by Toyota.

    3      Summary of significant accounting policies
        The parent company and its subsidiaries in Japan maintain their records and prepare their semi-annual financial statements in accordance with Japanese GAAP, and its foreign subsidiaries in conformity with those of their countries of domicile. Certain adjustments and reclassifications have been incorporated in the accompanying semi-annual consolidated financial statements to conform with. U.S. GAAP. These adjustments were not recorded in the statutory books.

        Significant accounting policies after reflecting adjustments for the above are as follows:

        (1) Basis of consolidation and accounting for investments in affiliated companies
            The semi-annual condensed consolidated financial statements include the accounts of the parent company and those of its majority-owned subsidiary companies. All significant intercompany transactions and accounts have been eliminated. Investments in affiliated companies in which Toyota exercises significant influence, but which it does not control, are stated at cost plus equity in undistributed earnings. Net income includes Toyota's equity in current earnings of such companies, after elimination of unrealized intercompany profits. Investments in which Toyota does not exercise significant influence (generally less than a 20% ownership interest) are stated at cost.

        (2)   Estimates
            The preparation of Toyota's semi-annual consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the semi-annual consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The more significant estimates include: product warranties, allowance for doubtful accounts and credit losses, residual values for leased assets, impairment of long-lived assets, postretirement benefits costs and obligations and post-employment benefit costs and other-than-temporary losses on marketable securities.

        (3)   Translation of foreign currencies
            All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate period-end current rates and all income and expense accounts of those subsidiaries are translated at average-period exchange rates. The resulting translation adjustments are included as a component of accumulated other comprehensive income/loss.

            Foreign currency receivables and payables are translated at appropriate period-end current rates and the resulting transaction gains or losses are taken into income currently.

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                                      -52-

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
        (4)   Revenue recognition
            Revenue from sales of vehicles and parts is generally recognized upon delivery which is considered to have occurred when the dealer has taken title to the product and the risk and reward of ownership have been substantively transferred, except as described below.

            Toyota's sales incentive programs principally consist of cash payments to dealers calculated based on vehicle volume or a model sold by the dealers in a certain period of time. Toyota specifies those volume, model or period covered in the incentive programs. Toyota accrues these incentives as revenue reductions at the sale of a vehicle corresponding to the program by the amount determined in the related incentive program.

            Revenue from the sale of vehicles under which Toyota conditionally guarantees the minimum resale value is recognized on a pro rata basis from the date of sale to the first exercise date of the guarantee in a manner similar to lease accounting. The underlying vehicles of these transactions are recorded as assets and are depreciated in accordance with Toyota's depreciation policy.

            Revenue from retail financing contracts and finance leases is recognized using the effective yield method. Revenue from operating leases is recognized on a straight-line basis over the lease term.

            Toyota on occasion sells finance receivables in transactions subject to limited recourse provisions. These sales are to trusts and Toyota retains the servicing and is paid a servicing fee. Gains or losses from the sales of the finance receivables are recognized in the period in which such sales occur.

        (5)   Other costs
            Advertising and sales promotion costs are expensed as incurred. Advertising costs were 162,295 million yen for the six month period ended September 30, 2003.

            Toyota generally warrants its products against certain manufacturing and other defects. Provisions for product warranties are provided for specific periods of time and/or usage of the product and vary depending upon the nature of the product, the geographic location of its sale and other factors. Toyota provides a provision for estimated product warranty costs at the time the related sale is recognized based on estimates that Toyota will incur to repair or replace product parts that fail while still under warranty. The amount of accrued estimated warranty costs is primarily based on historical experience as to product failures as well as current information on repair costs. The amount of warranty costs accrued also contains an estimate as to warranty claim recoveries from suppliers.

            Research and development costs are expensed as incurred and were 304,638 million yen for the six month periods ended September 30, 2003.

        (6)   Cash and cash equivalents
            Cash and cash equivalents include all highly liquid investments, generally with original maturities of three months or less, that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value because of changes in interest rates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
        (7)   Marketable securities
            Marketable securities consist of debt and equity securities. Debt and equity securities designated as available-for-sale are carried at fair value with changes in unrealized gains or losses included as a component of accumulated other comprehensive income/loss in shareholders' equity, net of applicable taxes. Should Toyota acquire securities in the future and designate them as held-to-maturity investments, such securities would be carried at amortized cost. Individual securities classified as either available-for-sale or held-to-maturity are reduced to net realizable value for other-than-temporary declines in market value. In determining if a decline in value is other-than-temporary, Toyota considers the length of time and the extent to which the fair value has been less than the carrying value, the financial condition and prospects of the company and Toyota's ability and intent to retain its investment in the company for a period of time sufficient to allow for any anticipated recovery in market value. Realized gains and losses, which are determined on the average cost method, are reflected in the statement of income upon realized.

        (8)   Security investments in non-public companies
            Security investments in non-public companies are carried at cost as fair value is not readily determinable. If the value of a non-public security investment is estimated to have declined and such decline is judged to be other-than-temporary, Toyota recognizes the impairment of the investment and the carrying value is reduced to its fair value. Determination of impairment is based on the consideration of such factors as operating results, business plans and estimated future cash flows. Fair value is determined principally through the use of the latest financial information.

        (9)   Finance receivables
            Finance receivables are recorded at the present value of the related future cash flows including residual values for finance leases.

        (10)  Allowance for credit losses
            Allowances for credit losses are established to cover probable losses on receivables resulting from the inability of customers to make required payments. The allowance for credit losses is based primarily on historical loss experience. Other factors affecting collectibility are also evaluated in determining the amount to be provided.

            Losses are charged to the allowance when it has been determined that payments will not be received and collateral cannot be recovered or the related collateral is repossessed and sold. Any shortfall between proceeds received and the carrying cost of repossessed collateral is charged to the allowance. Recoveries are credited to the allowance for credit losses.

        (11)  Allowance for residual value losses
            Toyota is exposed to risk of loss on the disposition of off-lease vehicles to the extent that sales proceeds are not sufficient to cover the carrying value of the leased asset at lease termination. Toyota maintains an allowance to cover probable estimated losses related to unguaranteed residual values on its present owned portfolio. The allowance is evaluated considering projected vehicle return rates and projected loss severity. Factors considered in the determination of projected return rates and loss severity include historical and market information on used vehicle sales, trends in lease returns and new car markets, and general economic conditions. Management evaluates the foregoing factors, develops several potential loss scenarios, and reviews allowance levels to determine whether reserves are considered adequate to cover the probable range of losses.

            The allowance for residual value losses is maintained in amounts considered Toyota to be appropriate in relation to the estimated losses on the present owned portfolio. Upon disposal of the assets, the allowance for residual losses is adjusted for the difference between the net book value and the proceeds from sale.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
        (12)  Inventories
            Inventories are valued at cost, not in excess of market, cost being determined on the "average cost" basis, except for the cost of finished products carried by certain subsidiary companies which is determined on the "specific identification" basis or "last in, first out" ("LIFO") basis. Inventories valued on the LIFO basis totaled 169,351 million yen at September 30, 2003. Had the "first in, first out" basis been used for those companies using the LIFO basis, inventories would have been 19,136 million yen higher than reported at September 30, 2003.

        (13)  Property, plant and equipment
            Property, plant and equipment are stated at cost. Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations. Depreciation of property, plant and equipment is mainly computed on the declining-balance method for the parent company and Japanese subsidiaries and on the straight-line method for foreign subsidiary companies at rates based on estimated useful lives of the assets according to general class, type of construction and use. Estimated useful lives range from 3 to 60 years for buildings and from 2 to 20 years for machinery and equipment.

            Vehicles and equipment on operating leases to third parties are originated by dealers and acquired by certain consolidated subsidiaries. Such subsidiaries are also the lessors of certain property that they acquire directly. Vehicles and equipment on operating leases are depreciated primarily on a straight-line basis over the lease term, generally three years, to the estimated residual value.

        (14)  Long-lived assets
            Toyota reviews its long-lived assets, including investments in affiliated companies, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when the carrying amount of an asset exceeds the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition. The amount of the impairment loss to be recorded is calculated by the excess of the assets carrying value over its fair value. Fair value is determined mainly using a discounted cash flow valuation method.

        (15)  Goodwill and intangible assets
            Goodwill is not material to Toyota's semi-annual consolidated balance sheet.

            Intangible assets consist mainly of software. Intangible assets with a definite life are amortized on a straight-line basis with estimated useful lives mainly of 5 years. Intangible assets with a definite life are tested for impairment whenever events or circumstances indicate that a carrying amount of an asset (asset group) may not be recoverable.

            An impairment loss would be recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows used in determining the fair value of the asset. The amount of the impairment loss to be recorded is calculated generally determined using a discounted cash flow analysis. Costs related to internally developed intangible assets are expensed as incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

        (16)  Environmental matters
            Environmental expenditures relating to current operations are expensed or capitalized as appropriate. Expenditures relating to existing conditions caused by past operations, which do not contribute to current or future revenues, are expensed. Liabilities for remediation costs are recorded when they are probable and reasonably estimable, generally no later than the completion of feasibility studies or Toyota's commitment to a plan of action. The cost of each environmental liability is estimated by using current technology available and various engineering, financial and legal specialists within Toyota based on current law. Such liability does not reflect any offset for possible recoveries from insurance companies and is not discounted.

        (17)  Income taxes
            The provision for income taxes is computed based on the pretax income included in the semi-annual consolidated statement of income. The asset and liability approach is used to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

        (18)  Derivative financial instruments
            Toyota employs derivative financial instruments, including foreign exchange forward contracts, foreign currency options, interest rate swaps, interest rate currency swap agreements and interest rate options to manage its exposure to fluctuations in interest rates and foreign currency exchange rates. Toyota does not use derivatives for speculation or trading purposes. Changes in the fair value of derivatives are recorded each period in current earnings, depending on whether a derivative is designated as part of a hedge transaction and the type of hedge transaction. The ineffective portion of all hedges is recognized currently in earnings.

        (19)  Net income per common share
            Basic net income per common share is calculated by dividing net income by the weighted-average number of shares outstanding during the reported period 3,419,900,609 for the six month period ended September 30, 2003. The calculation of diluted net income per common share is similar to the calculation of basic net income per common share, except that the weighted-average number of shares outstanding includes the additional dilution from assumed exercise of dilutive stock options. The weighted average numbers of shares outstanding used in diluted net income per common share calculation was 3,419,990,391 for the six month period ended September 30, 2003.

        (20)  Stock-based compensation
            Toyota measures compensation expense for its stock-based compensation plan using the intrinsic value method.

        (21)  Other comprehensive income/loss
            Other comprehensive income/loss refers to revenues, expenses, gains and losses that, under U.S. GAAP are included in comprehensive income, but are excluded from net income as these amounts are recorded directly as an adjustment to shareholders' equity. Toyota's other comprehensive income/loss is primarily comprised of unrealized gains/losses on marketable securities designated as available-for-sale, foreign currency translation adjustments, gains/losses on derivative instruments and adjustments to recognize additional minimum liabilities associated with Toyota's defined benefit pension plans.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
        (22)  Accounting changes
            In June 2001, the Financial Accounting Standards Board ("FASB") issued FAS No.143 Accounting for Asset Retirement Obligations ("FAS 143"). FAS 143 requires full recognition of asset retirement obligations on the balance sheet from the point in time at which a legal obligation exists. The obligation is required to be measured at fair value. The carrying value of the asset or assets to which the retirement obligation relates would be increased by an amount equal to the liability recognized. This amount would then be included in the depreciable base of the asset and charged to income over its life as depreciation. Toyota adopted FAS 143 on April 1, 2003. The adoption of FAS 143 did not have a material impact on Toyota's semi-annual consolidated financial statements.

            In April 2002, FASB issued FAS No. 145, Rescission of FAS No. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections ("FAS 145"). This statement makes various technical corrections to existing pronouncements including the classification of gain or loss on extinguishment of debt, sale-lease back accounting for certain lease modifications. Toyota adopted FAS 145 on April 1, 2003. The adoption of FAS 145 did not have a material impact on Toyota's semi-annual consolidated financial statements.

            In November 2002, FASB Emerging Issues Task Force ("EITF") reached consensus on EITF Issue No. 00-21, Revenue Arrangements with Multiple Deliverables ("EITF 00-21"). EITF 00-21 addresses certain aspects of the accounting by a vendor for arrangements under which it will perform multiple revenue-generating activities. Toyota applied this consensus for revenue arrangements entered into in the period begun July 1, 2003. The adoption of EITF 00-21 did not have a material impact on Toyota's semi-annual consolidated financial statements.

            In January 2003, FASB issued FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51 ("FIN 46"). This interpretation provides guidance on identifying variable interest entities ("VIE") for which control is achieved through means other than voting rights and on how to determine when a company should consolidate the VIE. It is not limited to special purpose entities and will require more companies to consolidate entities with which they have contractual, ownership, or other pecuniary interests that absorb a portion of that entity's expected losses or receive a portion of the entity's residual returns. Toyota applied FIN 46 to VIEs created after January 31, 2003 and to VIEs in which Toyota obtained an interest after that date upon its creation or obtaining an interest. However, the application of FIN 46 to these VIEs did not have a material impact on Toyota's semi-annual consolidated financial statements. Toyota will apply FIN 46 on December 31, 2003 to VIEs existed at January 31, 2003. Toyota enters into securitization transactions with certain special-purpose entities. However, because securitization transactions are primarily with entities that are qualifying special-purpose entities ("QSPEs") under FAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities ("FAS 140"), and because QSPEs are excluded from the scope of FIN 46, the implementation of FIN 46 relating to these securitization transactions is not expected to have a material impact on Toyota's consolidated financial statements. Toyota has invested in several joint ventures. These joint ventures may be deemed as variable interest entities, however, neither the aggregate size of these joint ventures nor Toyota's involvements in these entities are expected to be material to Toyota's consolidated financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
            In February 2003, EITF reached a consensus on EITF Issue No. 03-2, Accounting for the Transfer to the Japanese Government of the Substitutional Portion of Employee Pension Fund Liabilities ("EITF 03-2"), which should be applied retroactively to April 1, 2002, the earliest date on which the separation process begun. EITF 03-2 provides a consensus that the entire process for the transfer of the substitutional portion of the benefit obligation and related plan assets to the Japanese government should be accounted for as a single settlement transaction upon completion of the transfer to the government. Under the consensus reached, the difference between the obligation settled, assuming the remeasurement at fair value immediately prior to the settlement, including the effects of the future salary increases previously accrued under the substitutional arrangement, and the assets transferred to the government, determined pursuant to the government formula, should be accounted for as settlement gain or loss at the time of the settlement. In accounting for the settlement of the substitutional portion of the obligation, a proportionate amount of the unrecognized gain or loss relating to the entire employee pension fund should also be recognized as a settlement gain or loss. Toyota has already begun the separation process by obtaining the approval from the Japanese government of exemption from the benefits related to future employee service under the substitutional portion. However, in accordance with EITF 03-2, no effect of this transaction has been recognized in the semi-annual consolidated financial statements for the six month period ended September 30, 2003 as the completion of the transfer of the substitutional portion of the benefit obligation and related plan assets to the Japanese government has not completed as at September 30, 2003.

            In March 2003, EITF released Issue No. 02-9, Accounting for Changes That Result in a Transferor Regaining Control of Financial Assets Sold ("EITF 02-9"). EITF 02-9 relates to securitizations that have been accounted for as sales under FAS 140. In the event that one or more of the control rules are no longer met, the transferor would have to recognize those assets and the related liabilities on the consolidated balance sheet at the fair value. Toyota adopted EITF 02-9 prospectively to such events occurring after April 2, 2003. The adoption of EITF 02-9 did not have a material impact on Toyota's semi- annual consolidated financial statements.

            In April 2003, the FASB issued FAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("FAS 149"). This statement amends and clarifies financial accounting and reporting for derivative instruments, including derivative instruments embedded in other contracts and for hedging activities under FAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("FAS 133"). Toyota applied FAS 149 (1) to contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) to hedging relationships designated after June 30, 2003. The adoption of FAS 149 did not have a material impact on Toyota's semi- annual consolidated financial statements.

            In May 2003, the FASB issued FAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity ("FAS 150"). This Statement improves the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. FAS 150 requires that those instruments be classified as liabilities in the balance sheets. Toyota applied FAS 150 to financial instruments entered into or modified after May 31, 2003, and otherwise in the fiscal period starting July 1, 2003. The adoption of FAS 150 did not have a material impact on Toyota's semi-annual consolidated financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
            In May 2003, the EITF reached consensus on EITF 01-8, Determining Whether an Arrangement Contains a Lease. EITF 01-8 clarifies the method to identify lease elements in arrangements that do not explicitly include lease provisions, and requires any lease element identified should be accounted for by current accounting literatures prescribing leases. Toyota applied the provisions of the EITF in the fiscal period beginning July 1, 2003. The adoption of EITF 01-8 did not have a significant impact on the Toyota's semi-annual consolidated financial statements.


        (23)  Recent pronouncements to be adopted in future periods
            In May 2003, EITF announced EITF Topic No. D-107, Lessor Consideration of Third-Party Residual Value Guarantees. EITF Topic No. D-107 has clarified that some of the accounting practices by lessors regarding residual value guarantees issued by an unrelated third party for a portfolio of leased assets for which settlement is not solely based upon the residual value of the individual leased assets. Under this EITF, residual value guarantees of a portfolio of leased assets preclude a lessor from determining the amount of the guaranteed residual value of any individual leased asset within the portfolio at lease inception and, accordingly, no such amounts should be included in minimum lease payments. Toyota will apply this provision for the fiscal period starting January 1, 2004. Management does not expect this provision to have a material impact on Toyota's consolidated financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                               September 30, 2003
--------------------------------------------------------------------------------

    4      Marketable securities and other securities investments
    Marketable securities and other securities investments include debt and equity securities for which the aggregate cost, gross unrealized gains and losses and fair value are as follows:

                                                                        Yen in millions
                                                ---------------------------------------------------------------------
                                                                     Gross            Gross
                                                                   unrealized       unrealized            Fair
                                                     Cost             gains           losses              value
                                                ---------------  ---------------  ---------------  ------------------
    Available-for-sale
    ------------------
      Debt securities                               1,981,094           17,857            4,010           1,994,941
      Equity securities                               577,227          353,383           10,422             920,188
                                                ---------------  ---------------  ---------------  ------------------

          Total                                     2,558,321          371,240           14,432           2,915,129
                                                ---------------  ---------------  ---------------  ------------------

    Securities not practicable to fair value
    ----------------------------------------
      Debt securities                                  51,734
      Equity securities                                90,681
                                                ---------------

          Total                                       142,415
                                                ---------------



    In the ordinary course of business, Toyota maintains long-term investment securities, included in "Marketable securities and other securities investments", issued by a number of non-public companies which are recorded at cost, as their fair values were not readily determinable. Toyota's management employs a systematic methodology to assess the recoverability of such investments by reviewing the financial viability of the underlying companies and the prevailing market conditions in which these companies operate to determine if Toyota's investment in each individual company is impaired and whether the impairment is other-than-temporary. If the impairment is determined to be other-than-temporary, the cost of the investment is written-down by the impaired amount and the losses are recognized currently in earnings.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                               September 30, 2003
--------------------------------------------------------------------------------

    5    Vehicles and equipment on operating leases

     Vehicles and equipment on operating leases consist of the following:

                                                         Yen in millions
                                                        ------------------
                                                        September 30, 2003
                                                        ------------------

                Vehicles                                         1,438,962
                Equipment and other                                116,075
                                                        ------------------
                                                                 1,556,037

                Less - Accumulated depreciation                  (397,650)
                                                        ------------------
                            Vehicles and equipment on
                             operating leases, net              1,158,387
                                                        ------------------

    Rental income from vehicles and equipment on operating leases was 149,591 million yen for the six month period ended September 30, 2003. Future minimum rentals from vehicles and equipment on operating leases are due in installments as follows:

                       Years ending September 30:        Yen in millions
                ----------------------------------      ------------------

                                 2004                             276,546
                                 2005                             187,976
                                 2006                              96,863
                                 2007                              28,039
                                 2008                               7,474

    The future minimum rentals as shown above should not be considered indicative of future cash collections.

--------------------------------------------------------------------------------

    6    Lease commitments

    Toyota leases certain assets under capital lease and operating lease arrangements.

                                                         Yen in millions
                                                        -------------------
                       Class of property                September 30, 2003
                                                        -------------------

                Building                                          11,006
                Machinery and equipment                          157,121
                Less - Accumulated depreciation                 (111,487)
                                                      -------------------

                                                                  56,640
                                                      -------------------


    Amortization expense under capital leases for the six month period ended September 30, 2003 was 9,116 million yen.

    Future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of September 30, 2003 are as follows:


                       Years ending September 30:        Yen in millions
                ----------------------------------      ------------------

                   2004                                           16,817
                   2005                                           14,085
                   2006                                           13,922
                   2007                                           14,936
                   2008                                            5,368
                   Thereafter                                     24,385
                                                      -------------------
                          Total minimum lease payments            89,513
                Less - Amount representing interest              (10,744)
                                                      -------------------
                          Present value of net minimum lease      78,769
                           payments
                Less - Current obligations                       (14,316)
                                                      -------------------

                          Long-term capital lease obligations     64,453
                                                      -------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                               September 30, 2003
--------------------------------------------------------------------------------

    Rental expense under operating leases for the six month period ended September 30, 2003 was 40,679 million yen.

    The minimum rental payments required under operating leases relating primarily to land, buildings and equipment having initial or remaining non-cancelable lease terms in excess of one year at September 30, 2003 are as follows:

                     Years ending September 30:             Yen in millions
        -----------------------------------------------  --------------------
              2004                                                      8,072
              2005                                                      7,186
              2006                                                      5,185
              2007                                                      3,670
              2008                                                      2,703
              Thereafter                                               12,192
                                                         --------------------

                         Total minimum future rentals                  39,008
                                                         --------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

    7    Derivative financial instruments
    Toyota employs derivative financial instruments, including foreign exchange forward contracts, foreign currency options, interest rate swaps and interest rate currency swap agreements to manage its exposure to fluctuations in interest rates and foreign currency exchange rates. Toyota does not use derivatives for speculation or trading.

      Fair value hedges
      -----------------

    Toyota enters into interest rate swaps, and interest rate currency swap agreements mainly to convert its fixed-rate debt to variable-rate debt. Toyota uses interest rate swap agreements in managing its exposure to interest rate fluctuations. Interest rate swap agreements are executed as either an integral part of specific debt transactions or on a portfolio basis. Toyota uses interest rate currency swap agreements to entirely hedge exposure to exchange rate fluctuations on principal and interest payments for borrowings denominated in foreign currencies. Notes and loans payable issued in foreign currencies are hedged by concurrently executing interest rate currency swap agreements which involve the exchange of foreign currency principal and interest obligations for each functional currency obligations at agreed-upon currency exchange and interest rates.

    For the six month period ended September 30, 2003, Toyota reported a gain of 2,007 million yen, related to the ineffective portion of Toyota's fair value hedges which is included in cost of financing operations in the accompanying semi-annual consolidated statement of income. For fair value hedging relationships, the components of each derivative's gain or loss are included in the assessment of hedge effectiveness.

      Undesignated derivative financial instruments
      ---------------------------------------------

    Toyota uses foreign exchange forward contracts, foreign currency options, interest rate swaps, interest rate currency swap agreements, and interest rate options, which manage its exposure to foreign currency exchange fluctuation and interest rate fluctuation from an economic perspective, and which Toyota is unable or has elected not to apply hedge accounting. Unrealized gains or losses on these derivative instruments are reported in cost of financing operations and foreign exchange gain, net in the accompanying semi-annual consolidated statement of income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

    8 Other commitments and contingencies, concentrations and factors that may affect future operations
    Commitments outstanding at September 30, 2003 for the purchase of property, plant and equipment and other assets are 78,372 million yen.

    Toyota enters into contracts with Toyota dealers to guarantee customers' payment of their installment payables that arises from installment contracts between customers and Toyota dealers, as and when requested by Toyota dealers. Guarantee periods are set to match maturity of installment payments, and range from 1 month to 105 months at September 30, 2003, however, they are generally shorter than the useful lives of products sold. Toyota is required to execute its guarantee primarily when customers are unable to make required payments. The maximum potential amount of future payments as of September 30, 2003 is 907,069 million yen. Liability for guarantee of 4,295 million yen has been provided as of September 30, 2003. Under these guarantee contracts, Toyota is entitled to recover its payments from customers either by cash or through vehicles foreclosed.

    In February 2003, Toyota, General Motors, Ford, DaimlerChrysler, Honda, Nissan and BMW and their U.S. and Canadian sales and marketing subsidiaries, the National Automobile Dealers Association and the Canadian Automobile Dealers Association were named as defendants in purported nationwide class actions on behalf of all purchasers of new motor vehicles in the United States since January 1, 2001. These actions were filed in federal courts in California, Illinois, New York, Massachusetts, Florida, New Jersey and Pennsylvania. Additionally, parallel class actions were filed in state courts in California, Minnesota, New Mexico, New York, Tennessee, Wisconsin, Arizona, Florida, Massachusetts, Iowa, and New Jersey on behalf of the same purchasers in those states. As of November 30, 2003, approximately 10 such cases were pending before the various federal and state courts. (The cases in the federal courts, and the state courts in California and New Jersey have been consolidated respectively.) The nearly identical complaints allege that the defendants violated the Sherman Antitrust Act by conspiring among themselves and with their dealers to prevent the sale to United States citizens of vehicles produced for the Canadian market. The complaints allege that new vehicle prices in Canada are 10% to 30% lower than those in the United States and that preventing the sale of these vehicles to United States citizens resulted in United States consumers paying excessive prices for the same type of vehicles. The complaints seek permanent injunctions against the alleged antitrust violations and treble damages in an unspecified amount. The cases are at a preliminary stage; as of November 30, 2003, no defendant has yet answered the complaints and there has been no decision on the certification of the alleged cases. Toyota believes that its actions have been lawful and intends to vigorously defend these cases.

    Toyota has various other legal actions, governmental proceedings and other claims pending against it, including product liability claims in the United States. Although the claimants in some of these actions seek potentially substantial damages, Toyota cannot currently determine its potential liability or the damages, if any, with respect to these claims. However, based upon information currently available to Toyota, Toyota believes that its losses from these matters, if any, would not have a material adverse effect on Toyota's financial position, operating results or cash flows.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------
    In September 2000, the European Union approved a directive that mandates member states to promulgate regulations implementing, by April 21, 2002, the following requirements (1) manufacturers shall bear all or a significant part of the cost for taking back end-of-life vehicles put on the market after July 1, 2002 and dismantling and recycling those vehicles; provided however, that beginning January 1, 2007, manufacturers will also be financially responsible for vehicles put on the market before July 1, 2002;
    (2) manufacturers may not use certain hazardous materials in vehicles to be sold after July 2003; (3) vehicle type approved and put on the market after three years after the amendment of Directive on Type-approval, shall be re-usable and/or recyclable to a minimum of 85% by weight per vehicle and shall be re-usable and/or recoverable to a minimum of 95% by weight per vehicle; and (4) end-of-life vehicles must meet actual re-use and recovery targets of 80% and 85%, respectively, of vehicle weight by January 1, 2006, rising respectively to 85% and 95% by January 1, 2015. Currently, there are numerous uncertainties surrounding the form and implementation of the applicable regulations in different European Union member states, including in particular, regarding manufacturer responsibilities and resulting expenses that may be incurred. As of November 30, 2003, the following 10 member states have adopted legislation to implement the directive: The Netherlands, Germany, Austria, Spain, Luxembourg, Italy, Portugal, France, United Kingdom and Ireland. In addition, Sweden, Norway and Denmark have adopted legislation similar to the directive and Belgium has adopted legislation that partially implements the directive. Despite the requirement to enact legislation to implement the directive by April 21, 2002, implementation of the directive has been delayed in some countries. In addition, under this directive, member states must take measures to ensure that car manufacturers, distributors and other auto-related businesses establish adequate used vehicle disposal facilities and to ensure that hazardous materials and recyclable parts are removed from vehicles prior to scrapping. Accordingly, this directive may impact Toyota's vehicles sold in the European Union. Based on the legislation that has been enacted to date, Toyota has provided for its estimated liability related to covered vehicles in existence as of September 30, 2003. Depending on the legislation implemented in the 2 member states that have not yet enacted legislation and other circumstances, Toyota may be required to take additional accruals for the expected costs to comply with these regulations. Although Toyota does not expect its compliance with the directive to result in significant cash expenditures, Toyota is continuing to assess the impact of this future legislation on its results of operations, cash flows and financial position.

    Toyota has a concentration of material purchases from a supplier which is an affiliated company. These purchases approximate 10% of material costs.

    The parent company has a concentration of labor supply in employees working under collective bargaining agreements and a substantial portion of these employees are working under the agreement that will expire on December 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003

--------------------------------------------------------------------------------

    9    Segment data
    The operating segments reported below are the segments of Toyota for which separate financial information is available and for which operating income/loss amounts are evaluated regularly by executive management in deciding how to allocate resources and in assessing performance.

    The major portions of Toyota's operations on a worldwide basis are derived from the Automotive and Financial Services business segments. The Automotive segment designs, manufactures, assembles and distributes passenger cars, sport-utility vehicles, minivans, trucks and related parts and accessories. The Financial Services segment consists primarily of financing operations, and vehicle and equipment leasing operations to assist in the merchandising of Toyota's products as well as other products. The All Other segment includes Toyota's housing business and various other business activities.

    The following tables present certain information regarding Toyota's industry segments and operations by geographic areas as of September 30, 2003 and for the six month period ended September 30, 2003:

    (Segment operating results and assets)

   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Intersegment
                                                          Financial                             Elimination/         Consolidated
                                     Automotive           Services            All Other         Unallocated              Total
                                  (Yen in millions)   (Yen in millions)   (Yen in millions)        Amount          (Yen in millions)
                                                                                              (Yen in millions)
   ---------------------------------------------------------------------------------------------------------------------------------
      Net revenues
        (1) Sales to external           7,584,310             362,460             277,471                 -             8,224,241
              customers
        (2) Intersegment sales              6,126               9,000             126,208       (   141,334)                    -
   ---------------------------------------------------------------------------------------------------------------------------------
                Total                   7,590,436             371,460             403,679       (   141,334)            8,224,241
   ---------------------------------------------------------------------------------------------------------------------------------
      Depreciation                        368,242              97,493              10,203                 -               475,938
   ---------------------------------------------------------------------------------------------------------------------------------
      Operating income                    702,634              61,681               6,047       (     2,593)              767,769
   ---------------------------------------------------------------------------------------------------------------------------------
      Segment assets                    9,689,020           7,560,742             831,670         2,695,688            20,777,120
   ---------------------------------------------------------------------------------------------------------------------------------
      Investment in equity                993,789             181,226                   -            64,171             1,239,186
         method investees
   ---------------------------------------------------------------------------------------------------------------------------------
      Expenditures for segment            459,390             238,155              20,371            26,060               743,976
         assets
   ---------------------------------------------------------------------------------------------------------------------------------

    Semi-annual consolidated financial statement data on non-financial services business and financial services business
    ---------------------------------------------------------------------------

    Toyota is preparing certain financial statement data relating to the segmentation of Toyota's non-financial services and financial services businesses.

    This financial statement data includes semi-annual balance sheet at September 30, 2003, semi-annual statement of income for the six month period ended September 30, 2003 and semi-annual statement of cash flows for the six month period ended September 30, 2003.

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                               September 30, 2003
--------------------------------------------------------------------------------

    (a) Semi-annual consolidated balance sheet on non-financial services business and financial services business

   --------------------------------------------------------------------------------------------------------------------------------
                                    Item                                         Yen in millions                      Percentage
   --------------------------------------------------------------------------------------------------------------------------------

     (Assets)
         (Non-Financial Services Business)
     1  Current assets
         1 Cash and cash equivalents                                                       1,119,422
         2 Time deposits                                                                      17,014
         3 Marketable securities                                                             780,942
         4 Trade accounts and notes receivable, less allowance for                         1,318,935
             doubtful accounts
         5 Finance receivables, net                                                           14,678
         6 Inventories                                                                     1,059,824
         7 Prepaid expenses and other current assets                                       1,495,026
                                                                   ---------------------------------------------
             Total current assets                                                          5,805,841                      27.9
     2  Noncurrent finance receivables, net                                                   13,319                       0.1
     3  Investments and other assets                                                       3,915,763                      18.8
     4  Property, plant and equipment                                                      4,383,157                      21.1
                                                                   ---------------------------------------------
             Total assets                                                                 14,118,080                      67.9
                                                                   ---------------------------------------------

         (Financial Services Business)
     1  Current assets
         1 Cash and cash equivalents                                                         123,789
         2 Time deposits                                                                      26,072
         3 Marketable securities                                                               6,773
         4 Finance receivables, net                                                        2,227,549
         5 Prepaid expenses and other current assets                                         600,411
                                                                   ---------------------------------------------
             Total current assets                                                          2,984,594                      14.4
     2  Noncurrent finance receivables, net                                                3,013,295                      14.5
     3  Investments and other assets                                                         545,450                       2.6
     4  Property, plant and equipment                                                      1,017,403                       4.9
                                                                   ---------------------------------------------
             Total assets                                                                  7,560,742                      36.4

         (Elimination)
             Elimination of assets                                                          (901,702)                     (4.3)

         (Consolidated)
                                                                   ---------------------------------------------
             Total assets                                                                 20,777,120                     100.0
                                                                   ---------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                               September 30, 2003

--------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                             Item                                              Yen in millions                      Percentage
   -------------------------------------------------------------------------------------------------------------------------------
     (Liabilities)
         (Non-Financial Services Business)
     1  Current liabilities
         1 Short-term borrowings                                                   822,072
         2 Current portion of long-term debt                                        69,438
         3 Accounts payable                                                      1,552,185
         4 Accrued expenses                                                      1,008,779
         5 Income taxes payable                                                    260,128
         6 Other current liabilities                                               914,782
                                                                ---------------------------------------------
             Total current liabilities                                           4,627,384                                22.2
     2  Long-term liabilities
         1 Long-term debt                                                          774,022
         2 Accrued pension and severance costs                                   1,111,749
         3 Other long-term liabilities                                             269,617
                                                                ---------------------------------------------
             Total long-term liabilities                                         2,155,388                                10.4
                                                                ---------------------------------------------
             Total liabilities                                                   6,782,772                                32.6

         (Financial Services Business)
     1  Current liabilities
         1 Short-term borrowings                                                 1,783,862
         2 Current portion of long-term debt                                     1,129,859
         3 Accounts payable                                                         12,083
         4 Accrued expenses                                                         49,302
         5 Income taxes payable                                                      7,116
         6 Other current liabilities                                               170,337
                                                                ---------------------------------------------
             Total current liabilities                                           3,152,559                                15.2
     2  Long-term liabilities
         1 Long-term debt                                                        3,531,045
         2 Accrued pension and severance costs                                       1,151
         3 Other long-term liabilities                                             211,926
                                                                ---------------------------------------------
             Total long-term liabilities                                         3,744,122                                18.0
                                                                ---------------------------------------------
             Total liabilities                                                   6,896,681                                33.2
         (Elimination) Elimination of liabilities                                 (902,340)                               (4.3)
                                                                ---------------------------------------------
         (Consolidated) Total liabilities                                       12,777,113                                61.5

     (Minority interest in consolidated subsidiaries)
         (Consolidated)
              Minority interest in consolidated subsidiaries                       427,533                                 2.1

     (Shareholders' equity)
                                                                ---------------------------------------------
         (Consolidated) Total shareholder's equity                               7,572,474                                36.4
                                                                ---------------------------------------------
         (Consolidated)
                Total liabilities, minority interest in
                   consolidated subsidiaries and shareholders'
                   equity                                                       20,777,120                               100.0
                                                                ---------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------------

    (Note) Segment assets in the non-financial services business include unallocated corporate assets.

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------


            (b) Semi-annual consolidated statement of income on non-financial services business and financial services business

   -------------------------------------------------------------------------------------------------------------------------------
                             Item                                              Yen in millions                      Percentage
   -------------------------------------------------------------------------------------------------------------------------------
         (Non-Financial Services Business)
     1  Net revenues                                                              7,867,021                               100.0
     2  Costs and expenses                                                        7,156,401                                91.0
         1 Cost of revenues                                                       6,275,627
         2 Selling, general and administrative                                      880,774
                                                                ------------------------------
             Operating income                                                       710,620                                 9.0
     3  Other income, net                                                            44,272                                 0.6
                                                                ------------------------------
             Income before income taxes, minority interest and                      754,892                                 9.6
               equity in earnings of affiliated companies
             Provision for income taxes                                             285,959                                 3.6
                                                                ------------------------------
             Income before minority interest and equity                             468,933                                 6.0
               in earnings of affiliated companies
                                                                ------------------------------
             Minority interest in consolidated subsidiaries                         (18,150)                               (0.3)
             Equity in earnings of affiliated companies                              37,413                                 0.5
                                                                ------------------------------
             Net income                                                             488,196                                 6.2

         (Financial Services Business)
     1  Net revenues                                                                371,460                               100.0
     2  Costs and expenses                                                          309,779                                83.4
         1 Cost of revenues                                                         192,157
         2 Selling, general and administrative                                      117,622
                                                                ------------------------------
             Operating income                                                        61,681                                16.6
     3  Other expenses, net                                                          (4,689)                               (1.3)
                                                                ------------------------------
             Income before income taxes, minority interest and                       56,992                                15.3
               equity in earnings of affiliated companies
             Provision for income taxes                                              23,840                                 6.4
                                                                ------------------------------
             Income before minority interest and equity                              33,152                                 8.9
               in earnings of affiliated companies
                                                                ------------------------------
             Minority interest in consolidated subsidiaries                            (465)                               (0.1)
             Equity in earnings of affiliated companies                               3,580                                 1.0
                                                                ------------------------------
             Net income                                                              36,267                                 9.8

         (Elimination)
              Elimination of net income                                                  (3)                                -

         (Consolidated)
                                                                ------------------------------
              Net income                                                            524,460                                 -
                                                                ------------------------------
   -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

        (c) Semi-annual consolidated statement of cash flows on non-financial services business and financial services business

 ------------------------------------------------------------------------------------------------------------
                                 Item                                            Yen in millions
 ------------------------------------------------------------------------------------------------------------
       (Non-Financial Services Business)
   1  Cash flows from operating activities
       1 Net income                                                                              488,196
       2 Adjustments to reconcile net income to net cash provided by operating activities
          (1) Depreciation                                                                       378,445
          (2) Pension and severance costs, less payments                                          34,000
          (3) Loss on disposal of fixed assets                                                    18,423
          (4) Unrealized losses on available-for-sale securities, net                              2,697
          (5) Deferred income taxes                                                                6,831
          (6) Minority interest in consolidated subsidiaries                                      18,150
          (7) Equity in earnings of affiliated companies                                         (37,413)
          (8) Changes in operating assets and liabilities                                         21,737
          (9) Other                                                                              (66,198)
 ------------------------------------------------------------------------------------------------------------
           Net cash provided by operating activities                                             864,868
 ------------------------------------------------------------------------------------------------------------
   2  Cash flows from investing activities
         1 Additions to fixed assets excluding equipment leased to others                       (433,924)
         2 Additions to equipment leased to others                                               (71,897)
         3 Proceeds from sales of fixed assets excluding equipment
           leased to others                                                                       25,888
         4 Proceeds from sales of equipment leased to others                                      24,840
         5 Purchases of marketable securities and security investments                          (968,766)
         6 Proceeds from sales of and maturity of marketable securities
           and security investments                                                              582,102
         7 Decrease in time deposits                                                              15,856
         8 Increase in investments and other assets                                              (15,431)
         9 Payments for additional investments in affiliated
           companies, net of cash acquired                                                       (18,876)
        10 Other                                                                                  (3,595)
 ------------------------------------------------------------------------------------------------------------
           Net cash used in investing activities                                                (863,803)
 ------------------------------------------------------------------------------------------------------------
   3  Cash flows from financing activities
         1 Purchases of common stock                                                            (120,229)
         2 Proceeds from issuance of long-term debt                                               32,088
         3 Payments of long-term debt                                                           (111,290)
         4 Decrease in short-term borrowings                                                      (4,387)
         5 Dividends paid                                                                        (69,782)
         6 Other                                                                                 (15,000)
 ------------------------------------------------------------------------------------------------------------
           Net cash used in financing activities                                                (288,600)
 ------------------------------------------------------------------------------------------------------------
   4  Effect of exchange rate changes on cash and cash equivalents                               (30,774)
 ------------------------------------------------------------------------------------------------------------
   5  Net decrease in cash and cash equivalents                                                 (318,309)
 ------------------------------------------------------------------------------------------------------------
   6  Cash and cash equivalents at beginning of period                                         1,437,731
 ------------------------------------------------------------------------------------------------------------
   7  Cash and cash equivalents at end of period                                               1,119,422
                                                                      ---------------------------------------

 ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------
                                 Item                                             Yen in millions
 ------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------
       (Financial Services Business)
   1  Cash flows from operating activities
       1 Net income                                                                               36,267
       2 Adjustments to reconcile net income to net cash provided by operating activities
          (1) Depreciation                                                                        97,493
          (2) Deferred income taxes                                                               15,033
          (3) Minority interest in consolidated subsidiaries                                         465
          (4) Equity in earnings of affiliated companies                                          (3,580)
          (5) Changes in operating assets and liabilities                                        (43,735)
          (6) Other                                                                               44,259
 ------------------------------------------------------------------------------------------------------------
           Net cash provided by operating activities                                             146,202
 ------------------------------------------------------------------------------------------------------------
   2  Cash flows from investing activities
       1 Additions to finance receivables                                                     (4,182,349)
       2 Collection of and proceeds from sales of finance receivables                          3,727,776
       3 Additions to fixed assets excluding equipment leased to others                          (11,598)
       4 Additions to equipment leased to others                                                (226,557)
       5 Proceeds from sales of fixed assets excluding equipment leased to
          leased to others                                                                         5,346
       6 Proceeds from sales of equipment leased to others                                       108,233
       7 Purchases of marketable securities and security investments                            (169,097)
       8 Proceeds from sales of and maturity of marketable securities and
          security investments                                                                   123,512
       9 Increase in time deposits                                                                   (11)
       10 Other                                                                                  (19,270)
 ------------------------------------------------------------------------------------------------------------
           Net cash used in investing activities                                                (644,015)
 ------------------------------------------------------------------------------------------------------------
   3  Cash flows from financing activities
         1 Proceeds from issuance of long-term debt                                              706,040
         2 Payments of long-term debt                                                           (546,392)
         3 Increase in short-term borrowings                                                     299,919
         4 Other                                                                                  15,000
 ------------------------------------------------------------------------------------------------------------
           Net cash provided by financing activities                                             474,567
 ------------------------------------------------------------------------------------------------------------
   4  Effect of exchange rate changes on cash and cash equivalents                                (7,262)
 ------------------------------------------------------------------------------------------------------------
   5  Net decrease in cash and cash equivalents                                                  (30,508)
 ------------------------------------------------------------------------------------------------------------
   6  Cash and cash equivalents at beginning of period                                           154,297
 ------------------------------------------------------------------------------------------------------------
   7  Cash and cash equivalents at end of period                                                 123,789
                                                                      ---------------------------------------

 ------------------------------------------------------------------------------------------------------------
       (Consolidated)
   1  Effect of exchange rate changes on cash and cash equivalents                               (38,036)
 ------------------------------------------------------------------------------------------------------------
   2  Net decrease in cash and cash equivalents                                                 (348,817)
 ------------------------------------------------------------------------------------------------------------
   3  Cash and cash equivalents at beginning of period                                         1,592,028
 ------------------------------------------------------------------------------------------------------------
   4  Cash and cash equivalents at end of period                                               1,243,211
                                                                      ---------------------------------------
 ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

    (Geographic information)

    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Intersegment
                                                                               Other Foreign       Elimination/       Consolidated
                               Japan          North America       Europe         Countries         Unallocated           Total
                              (Yen in           (Yen in          (Yen in          (Yen in             Amount            (Yen in
                              millions)        (millions)        millions)        millions)          (Yen in            millions)
                                                                                                     millions)
    -------------------------------------------------------------------------------------------------------------------------------
       Net revenues
         (1) Sales to
               external
               customers       3,325,570         2,896,155         977,630        1,024,886                  -         8,224,241
         (2) Intersegment      2,171,720           117,912          54,645           77,931        ( 2,422,208)                -
               sales
    -------------------------------------------------------------------------------------------------------------------------------
             Total             5,497,290         3,014,067       1,032,275        1,102,817        ( 2,422,208)        8,224,241
    -------------------------------------------------------------------------------------------------------------------------------
       Operating income          529,742           163,616          22,474           53,293        (     1,356)          767,769
    -------------------------------------------------------------------------------------------------------------------------------
       Segment assets          9,796,611         6,037,536       1,616,800        1,309,265          2,016,908        20,777,120
    -------------------------------------------------------------------------------------------------------------------------------
       Long-lived assets       3,016,108         1,633,045         424,368          327,039                  -         5,400,560
    -------------------------------------------------------------------------------------------------------------------------------

    Revenues are attributed to geographies based on the country location of the parent company or the subsidiary that transacted the sale with the external customer.

    There are no any individually material countries with respect to revenues and long-lived assets included in other foreign countries.

    Transfers between industry or geographic segments are made at amounts which Toyota's management believes arm's-length prices. In measuring the reportable segments' income or losses, operating income consists of sales and operating revenue less costs and operating expenses. Unallocated assets consist primarily of cash and cash equivalents and marketable securities maintained for general corporate purposes.


      (Overseas Sales)
    The following information shows revenues that are attributed to countries based on location of customers for the six month period ended September 30, 2003.

    In addition to the disclosure required by FAS No. 131, Toyota discloses the supplemental information in order to provide Japanese readers with valuable information.


       -----------------------------------------------------------------------------------------------------
                                       North America         Europe        Other Foreign        Total
                                                                             Countries
       -----------------------------------------------------------------------------------------------------
       1     Overseas sales                 3,013,321           944,563        1,601,666        5,559,550
             (Yen in millions)
       -----------------------------------------------------------------------------------------------------
       2     Consolidated sales                                                                 8,224,241
             (Yen in millions)
       -----------------------------------------------------------------------------------------------------
       3     Ratio of overseas sales to          36.6              11.5             19.5             67.6
             consolidated sales (%)
       -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FY2004 semi-annual
                              April 1, 2003 through
                               September 30, 2003
--------------------------------------------------------------------------------

    10   Per share information
            The following table shows net assets per common share as of September 30, 2003.

                                               --------------------
                                                  September 30,
                                                      2003
                                               --------------------

            Net assets per common share             2,228.52 Yen



    11   Subsequent events
        (1) On September 1, 2003, the employee pension fund of the parent company received an approval from the Minister of Health, Labor and Welfare for transition to the corporate defined benefit pension plan. On December 22, 2003, as required by the article 112-5 of the Defined Benefit Enterprise Pension Plan Law, the parent company contributed 115,294 million yen in cash, equivalent to the difference between the minimum funding amount required by the Law and the amount of net assets of the employee pension fund as at its dissolution. This contribution did not have any impact on Toyota's consolidated income statement.

        (2) At the meeting on November 5, 2003, the Board of Directors of the parent company approved to repurchase treasury stock from the market, based on the resolution of the Ordinary Shareholders' Meeting held on June 26, 2003, in order to improve its capital efficiency and implement its capital policy flexibly in response to the business environment. During the repurchasing periods, which were November 27, 2003 and from December 2, 2003 to December 15, 2003, the parent company repurchased 40,000 thousand shares of its common stock amounting to 132,203 million yen.


--------------------------------------------------------------------------------

    (2) Other
      (U.S. GAAP Financial Information)

     (The accompanying financial information as of and for the six month period ended September 30, 2002 and for the year ended March 31, 2003, in conformity with U.S. GAAP, has not been audited with the auditing standards which is required by the article 193-2 of the Securities and Exchange Law.)

     1 Semi-annual consolidated balance sheets


--------------------------------------------------------------------------------------------------------------------
                                                   FY2003 semi-annual                        FY2003
                                                   September 30, 2002                    March 31, 2003
--------------------------------------------------------------------------------------------------------------------
                   Item                         Yen in millions      Percentage     Yen in millions      Percentage
--------------------------------------------------------------------------------------------------------------------
         (Assets)
   1  Current assets

    1  Cash and cash equivalents                           1,870,153                           1,592,028

    2  Time deposits                                          32,324                              55,406

    3  Marketable securities                                 561,783                             605,483

    4  Trade accounts and notes receivable,
        less allowance for doubtful accounts
        of 24,398 million yen as of                        1,221,335                           1,475,797
        September 30, 2002 and 29,489
        million yen as of March 31, 2003

    5  Finance receivables, net                            2,187,518                           2,505,140

    6  Other receivables                                     518,999                             513,952

    7  Inventories                                           927,040                           1,025,838

    8  Deferred income taxes                                 441,378                             385,148

    9  Prepaid expenses and other current                    442,270                             463,441
        assets
                                                       ---------------                     ---------------
       Total current assets                                8,202,800      42.0                 8,622,233      42.8

   2  Noncurrent finance receivables, net                  2,708,898      13.9                 2,569,808      12.8

   3  Investments and other assets

    1  Marketable securities and other                     1,555,701                           1,652,110
        securities investments

    2  Affiliated companies                                1,314,640                           1,279,645

    3  Employees receivables                                  15,276                              21,270

    4  Other                                                 622,373                             804,029
                                                       ---------------                     ---------------
       Total investments and other assets                  3,507,990      18.0                 3,757,054      18.6

   4  Property, plant and equipment

    1  Land                                                1,045,286                           1,064,125

    2  Buildings                                           2,445,338                           2,521,208

    3  Machinery and equipment                             7,014,789                           7,089,592

    4  Vehicles and equipment on operating                 1,419,989                           1,601,060
        leases

    5  Construction in progress                              240,200                             211,584
                                                       ---------------                     ---------------
        Sub total                                         12,165,602                          12,487,569

    6  Less - Accumulated depreciation                    (7,060,763)                         (7,283,690)
                                                       ---------------                     ---------------
       Total property, plant and equipment                 5,104,839      26.1                 5,203,879      25.8
                                                       ---------------                     ---------------
       Total assets                                       19,524,527     100.0                20,152,974     100.0
                                                       ---------------                     ---------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  FY2003 semi-annual                         FY2003
                                                  September 30, 2002                     March 31, 2003
--------------------------------------------------------------------------------------------------------------------
                  Item                         Yen in millions      Percentage      Yen in millions      Percentage
--------------------------------------------------------------------------------------------------------------------
   (Liabilities)

   1  Current liabilities

    1  Short-term borrowings                              1,878,992                            1,855,648

    2  Current portion of long-term debt                  1,192,895                            1,263,017

    3  Accounts payable                                   1,377,863                            1,531,552

    4  Other payables                                       541,683                              618,748

    5  Accrued expenses                                     941,825                            1,063,496

    6  Income taxes payable                                 296,015                              300,718

    7  Other current liabilities                            439,507                              420,757
                                                      ---------------                      ---------------
      Total current liabilities                           6,668,780      34.2                  7,053,936      35.0

   2  Long-term liabilities

    1  Long-term debt                                     3,798,192                            4,137,528

    2  Accrued pension and severance costs                  727,057                            1,052,687

    3  Deferred income taxes                                496,531                              371,004

    4  Other long-term liabilities                          104,437                              101,353
                                                      ---------------                      ---------------
       Total long-term liabilities                        5,126,217      26.2                  5,662,572      28.1
                                                      ---------------                      ---------------
       Total liabilities                                 11,794,997      60.4                 12,716,508      63.1

   (Minority interest in consolidated
      subsidiaries)
      Minority interest in consolidated                     345,038       1.8                    315,466       1.6
        subsidiaries

   (Shareholders' equity)
    1  Common stock, no par value,
        authorized:
        9,740,185,400 shares at September
        30, 2002
        9,740,185,400 shares at March 31,
        2003;
        issued:                                             397,050       2.0                    397,050       2.0
        3,609,997,492 shares at September
        30, 2002 and
        3,609,997,492 shares at March 31,
        2003

    2  Additional paid-in capital                           491,158       2.5                    493,790       2.4

    3  Retained earnings                                  7,033,122      36.0                  7,301,795      36.2

    4  Accumulated other comprehensive loss                (356,412)     (1.8)                  (604,272)     (3.0)

    5  Treasury stock, at cost
        62,014,597 shares and at September
        30, 2003                                           (180,426)     (0.9)                  (467,363)     (2.3)
        158,940,796 shares at March 31, 2003
                                                      ---------------                      ---------------
       Total shareholders' equity                         7,384,492      37.8                  7,121,000      35.3

   (Commitments and contingencies)

       Total liabilities, minority interest in        ---------------                      ---------------
         consolidated subsidiaries and                   19,524,527     100.0                 20,152,974     100.0
         shareholders' equity                         ---------------                      ---------------
--------------------------------------------------------------------------------------------------------------------

    2 Semi-annual consolidated statements of income

--------------------------------------------------------------------------------------------------------------------
                                                 FY2003 semi-annual                          FY2003
                                                April 1, 2002 through                April 1, 2002 through
                                                 September 30, 2002                      March 31, 2003
--------------------------------------------------------------------------------------------------------------------
                  Item                        Yen in millions      Percentage      Yen in millions       Percentage
--------------------------------------------------------------------------------------------------------------------
   1  Net revenues

    1 Sales of products                                 7,270,735                           14,793,973

    2 Financing operations                                342,687                              707,580
                                        ----------------------------         -----------------------------
      Total net revenues                                7,613,422      100.0                15,501,553       100.0

   2  Costs and expenses

    1 Cost of products sold                             5,792,840                           11,914,245

    2 Cost of financing operations                        227,292                              423,885

    3 Selling, general and administrative                 908,267                            1,891,777
                                        ----------------------------         -----------------------------
      Total costs and expenses                          6,928,399       91.0                14,229,907        91.8
                                        ----------------------------         -----------------------------
      Operating income                                    685,023        9.0                 1,271,646         8.2

   3  Other income (expense)

    1 Interest and dividend income                         29,892                               52,661

    2 Interest expense                                    (15,464)                             (30,467)

    3 Foreign exchange gain, net                           21,033                               35,585

    4 Other loss, net                                      (6,023)                            (102,773)
                                        ----------------------------         -----------------------------
      Total other income (expense)                         29,438        0.4                   (44,994)       (0.3)
                                        ----------------------------         -----------------------------
      Income before income taxes, minority                714,461        9.4                 1,226,652         7.9
        interest and equity in earnings of
        affiliated companies

      Provision for income taxes                          296,920        3.9                   517,014         3.3
                                        ----------------------------         -----------------------------

      Income before minority interest and                 417,541        5.5                   709,638         4.6
        equity in earnings of affiliated
        companies                       ----------------------------         -----------------------------

      Minority interest in consolidated                    (9,528)      (0.1)                  (11,531)       (0.1)
        subsidiaries
      Equity in earnings of affiliated                     17,787        0.2                    52,835         0.3
        companies
                                        ----------------------------         -----------------------------
      Net income                                          425,800        5.6                   750,942         4.8
                                        ----------------------------         -----------------------------

--------------------------------------------------------------------------------------------------------------------

                                                                                                            (Yen)
--------------------------------------------------------------------------------------------------------------------
  Net income per common share
       Basic                                           118.44                                211.32
       Diluted                                         118.44                                211.32
  Cash dividends per common share
     applicable to earnings for the period
     (year)                                             16.00                                 36.00
--------------------------------------------------------------------------------------------------------------------

    3 Semi-annual consolidated statements of shareholders' equity

--------------------------------------------------------------------------------------------------------------------
                                                                FY2003 semi-annual
                                                              April 1, 2002 through
                                                                September 30, 2002
--------------------------------------------------------------------------------------------------------------------
                                                                         Accumulated
                                  Common     Additional    Retained         other         Treasury
             Item                  stock       paid-in     earnings      comprehensive      stock,       Total
                                               capital                   income (loss)     at cost
--------------------------------------------------------------------------------------------------------------------
                                                                Yen in millions
--------------------------------------------------------------------------------------------------------------------
   Balance at March 31, 2002        397,050      490,538    6,804,722     (267,304)         (160,894)   7,264,112
                               -------------------------------------------------------------------------------------
   1  Issuance during the period                     620                                                      620

   2  Comprehensive income

      (1) Net income                                          425,800                                     425,800

      (2) Other comprehensive income
            (loss)

       1 Foreign currency translation                                     (107,889)                      (107,889)
            adjustments

       2 Unrealized gains on securities,
            net of reclassification                                         10,182                         10,182
            adjustments

       3 Minimum pension liability                                           9,141                          9,141
            adjustments

       4 Net losses on derivative
            instruments                                                       (542)                          (542)
                                                                                                     ---------------
       Total comprehensive income                                                                         336,692

                                                                                                     ---------------
   3  Dividends paid                                          (54,108)                                    (54,108)
   4  Purchase and retirement of                             (143,292)                       (19,532)    (162,824)
       common stock
                               -------------------------------------------------------------------------------------
   Balance at September 30, 2002    397,050      491,158    7,033,122     (356,412)         (180,426)   7,384,492
                               -------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                                      FY2003
                                                                      ------
                                                              April 1, 2002 through
                                                                September 30, 2002
--------------------------------------------------------------------------------------------------------------------
                                                                         Accumulated
                                  Common     Additional    Retained         other         Treasury
             Item                  stock       paid-in     earnings      comprehensive      stock,       Total
                                               capital                   income (loss)     at cost
--------------------------------------------------------------------------------------------------------------------
                                                                Yen in millions
--------------------------------------------------------------------------------------------------------------------
   Balance at March 31, 2002        397,050      490,538    6,804,722     (267,304)         (160,894)   7,264,112
                               -------------------------------------------------------------------------------------
   1  Issuance during the year                     3,252                                                    3,252

   2  Comprehensive income

      (1) Net income                                          750,942                                     750,942

      (2) Other comprehensive income
            (loss)

       1 Foreign currency translation                                     (139,285)                      (139,285)
            adjustments

       2 Unrealized losses on securities,
            net of reclassification                                        (26,495)                       (26,495)
            adjustments

       3 Minimum pension liability                                        (171,978)                      (171,978)
            adjustments

       4 Net income on derivative
            instruments                                                        790                            790
                                                                                                     ---------------
       Total comprehensive income                                                                         413,974
                                                                                                     ---------------
   3  Dividends paid                                         (110,876)                                   (110,876)

   4  Purchase and retirement of                             (142,993)                      (306,469)    (449,462)
       common stock
                               -------------------------------------------------------------------------------------
   Balance at March 31, 2003        397,050      493,790    7,301,795     (604,272)         (467,363)   7,121,000
                               -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

    4 Semi-annual consolidated statement of cash flows

--------------------------------------------------------------------------------------------------------------------
                                                                  FY2003 semi-annual              FY2003
                                                                April 1, 2002 through      April 1, 2002 through
                                                                  September 30, 2002          March 31, 2003
--------------------------------------------------------------------------------------------------------------------
                             Item                                  Yen in millions            Yen in millions
--------------------------------------------------------------------------------------------------------------------
   1  Cash flows from operating activities

    1 Net income                                                                425,800                   750,942

    2 Adjustments to reconcile net income to net cash provided by operating activities

      (1)  Depreciation                                                         434,995                   870,636

      (2)  Provision for doubtful accounts and credit losses                     19,709                    99,837

      (3)  Pension and severance costs, less payments                            30,315                    55,637

      (4)  Loss on disposal of fixed assets                                      23,880                    46,492

      (5)  Unrealized losses on available-for-sale securities, net               23,853                   111,346

      (6)  Deferred income taxes                                                (24,067)                  (74,273)

      (7)  Minority interest in consolidated subsidiaries                         9,528                    11,531

      (8)  Equity in earnings of affiliated companies                           (17,787)                  (52,835)

      (9)  Changes in operating assets and liabilities                          134,014                   129,054

      (10) Other                                                                 50,698                   136,680
--------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                               1,110,938                 2,085,047
--------------------------------------------------------------------------------------------------------------------
   2  Cash flows from investing activities

    1  Additions to finance receivables                                      (2,474,800)               (6,481,200)

    2  Collection of and proceeds from sales of finance receivables           1,938,368                 5,825,456

    3  Additions to fixed assets excluding equipment leased to others          (519,108)               (1,005,931)

    4  Additions to equipment leased to others                                 (289,594)                 (604,298)

    5  Proceeds from sales of fixed assets excluding equipment                   31,606                    61,847
       leased to others

    6  Proceeds from sales of equipment leased to others                        125,919                   286,538

    7  Purchases of marketable securities and security investments             (521,364)               (1,113,998)

    8  Proceeds from sales of and maturity of marketable securities             569,846                   921,965
       and security investments

    9  Increase in time deposits                                                (12,085)                  (33,379)

    10 (Increase) decrease in investments and other assets                        7,527                   (30,481)

    11 Payments for additional investments in affiliated companies              (16,016)                  (28,229)
        net of cash acquired

    12 Other                                                                     20,652                    55,303
--------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                  (1,139,049)               (2,146,407)
--------------------------------------------------------------------------------------------------------------------
   3  Cash flows from financing activities

    1  Purchases of common stock                                               (142,090)                 (454,611)

    2  Proceeds from issuance of long-term debt                                 907,482                 1,686,564

    3  Payments of long-term debt                                              (561,651)               (1,117,803)

    4  Increase in short-term borrowings                                        132,004                    30,327

    5  Dividends paid                                                           (54,108)                 (110,876)

    6  Other                                                                          -                     4,074
--------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                 281,637                    37,675
--------------------------------------------------------------------------------------------------------------------
   4  Effect of exchange rate changes on cash and cash equivalents              (40,533)                  (41,447)
--------------------------------------------------------------------------------------------------------------------
   5  Net increase (decrease) in cash and cash equivalents                      212,993                   (65,132)
--------------------------------------------------------------------------------------------------------------------
   6  Cash and cash equivalents at beginning of period                        1,657,160                 1,657,160
--------------------------------------------------------------------------------------------------------------------
   7  Cash and cash equivalents at end of period                              1,870,153                 1,592,028
                                                              ------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------